Exhibit  2.2
  ||                                                                           |
 1||MARTIN J. BRILL (State Bar No. 53220)                                      |
  ||ROBYN B. SOKOL (State Bar No. 159506)                                      |
 2||ROBINSON, DIAMANT & BRILL                                                  |
  ||A Professional Corporation                                                 |
 3||1888 Century Park East, Suite 1500                                         |
  ||Los Angeles, California  90067                                             |
 4||Telephone: (310) 277-7400                                                  |
  ||Telecopier: (310) 277-7584                                                 |
 5||                                                                           |
  ||Attorneys for DIGITAL TECHNOLOGIES MEDIA                                   |
 6||GROUP, INC., DEBTOR AND DEBTOR-IN-POSSESSION                               |
  ||                                                                           |
 7||                      UNITED STATES BANKRUPTCY COURT                       |
  ||                      CENTRAL DISTRICT OF CALIFORNIA                       |
 8||                       SAN FERNANDO VALLEY DIVISION                        |
  ||                                                                           |
 9||                                                                           |
  ||                                                                           |
10|| In re                          | Bk. No. SV 99-10944-GM                   |
  ||                                |                                          |
11|| DIGITAL TECHNOLOGIES MEDIA     | In a Case Under Chapter 11 of            |
  || GROUP, INC., a Delaware        | the Bankruptcy Code (11 U.S.C.           |
12|| corporation,                   | ~1101 et seq.)                           |
  ||                                |                                          |
13||         Debtor and Debtor In   | DISCLOSURE STATEMENT DESCRIBING          |
  ||         Possession.            | THIRD AMENDED CHAPTER 11 PLAN            |
14||                                |                                          |
  ||                                | Date:    February 22, 2000               |
15||                                | Time:    9:00 a.m.                       |
  ||                                | Place:   Courtroom "303"                 |
16||                                |          21041 Burbank Blvd.             |
  ||                                |          Woodland Hills, CA              |
17||                                |                                          |
  ||                                | Plan Confirmation Hearing                |
18||                                | -------------------------                |
  ||                                | Date:    April 18, 2000                  |
19||                                | Time:    9:00 a.m.                       |
  ||                                | Place:   Courtroom "303"                 |
20||                                | 21041 Burbank Blvd.                      |
  ||                                | Woodland Hills, CA                       |
21||                                |                                          |
  ||--------------------------------|                                          |
22||///                                                                        |
  ||                                                                           |
23||///                                                                        |
  ||                                                                           |
24||///                                                                        |
  ||                                                                           |
25||///                                                                        |
  ||                                                                           |
26||///                                                                        |
  ||                                                                           |
27||///                                                                        |
  ||                                                                           |
28||//                                                                         |
  ||RBS/00062745.WPD/DIS/16774.00                                  061320000003|
  ||                            TABLE OF CONTENTS                              |
  ||                            -----------------                          PAGE|
 1||                                                                       ----|
  || TABLE OF AUTHORITIES..................................................    |
 2||                                                                           |
  || I.     INTRODUCTION................................................... 1  |
 3||                                                                           |
  ||        A.   Purpose of This Document.................................. 2  |
 4||                                                                           |
  ||        B.   Deadlines for Voting and Objecting; Date of Plan              |
 5||             Confirmation Hearing...................................... 3  |
  ||             1.   Time and Place of the Confirmation Hearing........... 4  |
 6||                                                                           |
  ||             2.   Deadline For Voting For or Against the Plan.......... 4  |
 7||                                                                           |
  ||             3.   Deadline For Objecting to the Confirmation of            |
 8||                  the Plan............................................. 4  |
  ||                                                                           |
 9||             4.   Identity of Person to Contact for More                   |
  ||                  Information Regarding the Plan....................... 4  |
10||                                                                           |
  ||        C.   Disclaimer................................................ 5  |
11||                                                                           |
  || II.    BACKGROUND..................................................... 5  |
12||                                                                           |
  ||        A.   Description and History of the Debtor's Business.......... 5  |
13||                                                                           |
  ||        B.   Principals/Affiliates of Debtor's Business................ 6  |
14||                                                                           |
  ||        C.   Management of the Debtor Before and After the                 |
15||             Bankruptcy................................................ 6  |
  ||                                                                           |
16||        D.   Events Leading to Chapter 11 Filing....................... 7  |
  ||                                                                           |
17||        E.   Significant Events....................................... 10  |
  ||                                                                           |
18||             1.   Bankruptcy Proceedings.............................. 10  |
  ||                                                                           |
19||             2.   Other Legal Proceedings............................. 11  |
  ||                                                                           |
20||             3.   Actual and Projected Recovery of Preferential or         |
  ||                                                                           |
21||                  Fraudulent Transfers................................ 12  |
  ||                                                                           |
22||             4.   Procedures Implemented to Resolve Financial
  ||                  Problems............................................ 12  |
23||                                                                           |
  ||             5.   Current and Historical Financial Conditions......... 12  |
24||                                                                           |
  || III.   SUMMARY OF THE PLAN OF REORGANIZATION......................... 15  |
25||                                                                           |
  ||        A.   What Creditors and Interest Holders Will Receive              |
26||             Under The Proposed Plan.................................. 15  |
  ||                                                                           |
27||        B.   Unclassified Claims...................................... 15  |
  ||                                                                           |
28||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00     -i-                          061320000834|
  ||                            TABLE OF CONTENTS                              |
  ||                            -----------------                       PAGE(S)|
 1||                                                                    -------|
  ||             1.   Administrative Expenses............................. 15  |
 2||                                                                           |
  ||             2.   Priority Tax Claims................................. 18  |
 3||                                                                           |
  ||        C.   Classified Claims and Interests.......................... 18  |
 4||                                                                           |
  ||             1.   Classes of Secured Claims........................... 18  |
 5||                                                                           |
  ||             2.   Classes Of Priority Unsecured Claims................ 19  |
 6||                                                                           |
  ||             3.   Class Of General Unsecured Claims................... 19  |
 7||                                                                           |
  ||             4.   Class Of Interest Holders........................... 20  |
 8||                                                                           |
  ||        D.   Means Of Performing The Plan............................. 21  |
 9||                                                                           |
  ||             1.   Formation of a Business Development Corporation          |
10||                  ("BDC")............................................. 21  |
  ||                                                                           |
11||             2.   The Business Activity Of The Reorganized Debtor..... 22  |
  ||                                                                           |
12||             3.   Regulation of The Reorganized Debtor, A Business         |
  ||                  Development Company................................. 23  |
13||                                                                           |
  ||             4.   Initial Transactions By Reorganized Debtor.......... 31  |
14||                                                                           |
  ||                  a.   Acquisition of Data............................ 31  |
15||                                                                           |
  ||                  b.   Data Business Operations And Assets............ 33  |
16||                                                                           |
  ||             5.   Future Transactions of the Debtor - Digi                 |
17||                  Commerce Corporation................................ 36  |
  ||                                                                           |
18||             6.   Borrowing Of Money To Fund Plan..................... 39  |
  ||                                                                           |
19||             7.   Post-Confirmation Management........................ 39  |
  ||                                                                           |
20||             8.   Disbursing Agent.................................... 40  |
  ||                                                                           |
21||             9.   Amendment To Charter Documents Of Debtor And
  ||                  Other Matters....................................... 40  |
22||                                                                           |
  ||                  (a)  Cancellation Of Outstanding Securities Of           |
23||                       The Debtor..................................... 40  |
  ||                                                                           |
24||                  (b)  Amendments To Articles Of Incorporation........ 41  |
  ||                                                                           |
25||                  (c)  Take Required Actions.......................... 42  |
  ||                                                                           |
26||            10.   Exemption From Registration Under Section 1145
  ||                  of the Code......................................... 42  |
27||                                                                           |
  ||                                                                           |
28||RBS/00062745.WPD/DIS/16774.00     -ii-                         061320000003|
  ||                      TABLE OF CONTENTS (Continued)                        |
  ||                      -----------------------------                 PAGE(S)|
 1||                                                                    -------|
  ||            11.   Closing of Register For Existing Common Stock....... 42  |
 2||                                                                           |
  ||            12.   Stock Issuance...................................... 43  |
 3||                                                                           |
  ||            13.   SEC Reporting Requirements.......................... 43  |
 4||                                                                           |
  ||        E.  Other Provisions of the Plan.............................. 43  |
 5||                                                                           |
  ||             1.   Executory Contracts and Unexpired Leases............ 43  |
 6||                                                                           |
  ||                  a.   Assumptions.................................... 43  |
 7||                                                                           |
  ||                  b.   Rejections..................................... 44  |
 8||                                                                           |
  ||             2.   Changes In Rates Subject To Regulatory                   |
 9||                  Commission Approval................................. 45  |
  ||                                                                           |
10||             3.   Retention Of Jurisdiction........................... 45  |
  ||                                                                           |
11||             4.   Miscellaneous Issues Regarding Plan                      |
  ||                  Distributions....................................... 47  |
12||                                                                           |
  ||                  a.   No Fractional Shares Issues.................... 47  |
13||                                                                           |
  ||                  b.   Name and Address of Holder..................... 47  |
14||                                                                           |
  ||                  c.   Unclaimed Property..............................48  |
15||                                                                           |
  ||             5.   Post-Confirmation U.S. Trustee Fees..................48  |
16||                                                                           |
  ||             6.   Post-Confirmation Claims Of Debtor...................48  |
17||                                                                           |
  ||         F.  Risk Factors..............................................48  |
18||                                                                           |
  ||         G.  Tax Consequences of Plan..................................48  |
19||                                                                           |
  || IV.     STATUS AND RESALE OF SECURITIES TO BE ISSUED PURSUANT TO PLAN.49  |
20||                                                                           |
  ||  V.     CONFIRMATION REQUIREMENTS AND PROCEDURES......................51  |
21||                                                                           |
  ||         A.  Who May Vote or Object....................................51  |
22||                                                                           |
  ||             1.   Who May Object to Confirmation of the Plan...........51  |
23||                                                                           |
  ||             2.   Who May Vote to Accept/Reject the Plan...............51  |
24||                                                                           |
  ||                  a.   What Is an Allowed Claim/Interest...............52  |
25||                                                                           |
  ||                  b.   What Is an Impaired Claim/Interest..............52  |
26||                                                                           |
  ||             3.   Who Is Not Entitled to Vote..........................53  |
27||                                                                           |
  ||                                                                           |
28||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00     -iii-                        061320000834|
  ||                      TABLE OF CONTENTS (Continued)                        |
  ||                      -----------------------------                 PAGE(S)|
 1||                                                                    -------|
  ||             4.   Who Can Vote in More Than One Class..................54  |
 2||                                                                           |
  ||             5.   Votes Necessary to Confirm the Plan..................54  |
 3||                                                                           |
  ||             6.   Votes Necessary for a Class to Accept the Plan.......54  |
 4||                                                                           |
  ||             7.   Treatment of Nonaccepting Classes....................54  |
 5||                                                                           |
  ||             8.   Request for Confirmation Despite Nonacceptance by        |
 6||                          Impaired Classes.............................55  |
  ||                                                                           |
 7||         B.  Liquidation Analysis......................................55  |
  ||                                                                           |
 8||         C.  Feasibility...............................................58  |
  ||                                                                           |
 9|| VI.     EFFECT OF CONFIRMATION OF PLAN................................60  |
  ||                                                                           |
10||         A.  Discharge And Release Of Liability........................60  |
  ||                                                                           |
11||         B.  Revesting of Property in the Debtor.......................61\ |
  ||                                                                           |
12||         C.  Modification of Plan......................................61  |
  ||                                                                           |
13||         D.  Post-Confirmation Status Report...........................62  |
  ||                                                                           |
14||         E.  Post-Confirmation Conversion/Dismissal....................62  |
  ||                                                                           |
15||         F.  Final Decree..............................................63  |
  ||                                                                           |
16|| VII.    DECLARATION OF ELY JAY MANDELL................................64  |
  ||                                                                           |
17|| EXHIBIT A - LIST OF ALL ASSETS........................................66  |
  ||                                                                           |
18|| EXHIBIT B - FINANCIAL STATEMENTS......................................67  |
  ||                                                                           |
19|| EXHIBIT C - UNEXPIRED LEASES TO BE ASSUMED............................68  |
  ||                                                                           |
20|| EXHIBIT D - EXECUTORY CONTRACTS TO BE ASSUMED.........................69  |
  ||                                                                           |
21|| EXHIBIT E - LIQUIDATION ANALYSIS                                          |
  ||             SUPPORTING VALUATION......................................70  |
22||                                                                           |
  || EXHIBIT F - LIST OF ADMINISTRATIVE EXPENSE CLAIMS.....................71  |
23||                                                                           |
  || EXHIBIT G - LIST OF PRIORITY UNSECURED CLAIMS.........................72  |
24||                                                                           |
  || EXHIBIT H - LIST OF GENERAL UNSECURED CLAIMS..........................73  |
25||                                                                           |
  ||                                                                           |
26||                                                                           |
  ||                                                                           |
27||                                                                           |
  ||                                                                           |
28||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00     -iv-                         061320000834|
  ||                                                                           |
  ||                                                                           |
  ||                                                                           |
  ||                       TABLE OF AUTHORITIES                                |
 1||                                                                           |
  ||                                                                           |
 2||                                                                           |
  || STATUTES                                                                  |
 3||                                                                           |
  || 11 U.S.C. Section 101..................................................1  |
 4||                                                                           |
  || 11 U.S.C. Section 1112(b).............................................62  |
 5||                                                                           |
  || 11 U.S.C. Section 1123(a)(b)..........................................42  |
 6||                                                                           |
  || 11 U.S.C. Section 1129(a)(8)..........................................55  |
 7||                                                                           |
  || 11 U.S.C. Section 1129(b).............................................55  |
 8||                                                                           |
  || 11 U.S.C. section 1141(d)(1)..........................................60  |
 9||                                                                           |
  || 11 U.S.C. section 1141(d)(1)(A).......................................61  |
10||                                                                           |
  || 11 U.S.C. Section 1145....................................32, 38, 42, 49  |
11||                                                                           |
  || 11 U.S.C. Section 502(g)..............................................61  |
12||                                                                           |
  || 11 U.S.C. Section 502(h)..............................................61  |
13||                                                                           |
  || 11 U.S.C. Section 502(i)..............................................61  |
14||                                                                           |
  || 11 U.S.C. Section 507(a)..............................................19  |
15||                                                                           |
  || 11 U.S.C. Section 507(a)(1)...................................15, 16, 53  |
16||                                                                           |
  || 11 U.S.C. Section 507(a)(2)...........................................53  |
17||                                                                           |
  || 11 U.S.C. Section 507(a)(3)...........................................19  |
18||                                                                           |
  || 11 U.S.C. Section 507(a)(4).......................................19, 53  |
19||                                                                           |
  || 11 U.S.C. Section 507(a)(5)...........................................19  |
20||                                                                           |
  || 11 U.S.C. Section 507(a)(6)...........................................19  |
21||                                                                           |
  || 11 U.S.C. Section 507(a)(7).......................................19, 53  |
22||                                                                           |
  || 11 U.S.C. Section 507(a)(8).......................................18, 53  |
23||                                                                           |
  || 28 U.S.C. Section 1930(a)(6)..........................................48  |
24||                                                                           |
  ||                                                                           |
25|| RULES                                                                     |
  ||                                                                           |
26|| Local Bankruptcy Rule 144.........................................30, 50  |
  ||                                                                           |
27|| Local Bankruptcy Rule 3022............................................63  |
  ||                                                                           |
28||                                                                           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00      -v-                         061320000834|
  ||                                                                           |
  ||                                                                           |
  ||                                                                           |
  ||                     TABLE OF AUTHORITIES (Continued)                      |
 1||                                                                           |
  ||                                                                           |
 2||                                                                           |
  ||                                                                           |
 3||                                                                           |
  || OTHER
 4||                                                                           |
  || Internal Revenue Code Section 108(a)(1)(A)............................49  |
 5||                                                                           |
  || Investment Company Act Section 18-2(a)(19)............................27  |
 6||                                                                           |
  || Investment Company Act Section 18-56(a)...............................27  |
 7||                                                                           |
  || Investment Company Act Section 80a-18.................................22  |
 8||                                                                           |
  || Investment Company Act Sections 54-65.................................13  |
 9||                                                                           |
  || Securities Act of 1933 Section 5......................................42  |
10||                                                                           |
  || Securities and Exchange Act of 1933.......................28, 30, 49, 50  |
11||                                                                           |
  || Securities and Exchange Act of 1933 Section 4(1)......................29  |
12||                                                                           |
  ||1. Under the Plan "Unit(s) of Reorganized Debtor's Securities" means | 13||Securities of the Reorganized Debtor consisting of one (1) share of common |
  ||stock of the Reorganized Debtor and one (1) Class A warrant to purchase | 14||the Reorganized Debtor's common stock. The Class A warrant shall allow the |
  ||warrant holder to purchase one (1) share of common stock of the | 15||Reorganized Debtor at a price of $5.00 per share at any time within one |
  ||(1) year from the Effective Date. Upon the exercise of the Class A | 16||warrant, the warrant holder also shall receive one (1) Class B warrant to |
  ||purchase the Reorganized Debtor's common stock. The terms of the Class B | 17||warrant shall be set by the board of directors of the Reorganized Debtor |
  ||subsequent to the Effective Date of the Plan.                              |
18||                                                                           |
  ||                                                                           |
19||2.   This Pro Rata Distribution means that Data Common  Stock and the Digi |
  ||common  stock will be  distributed  on a pro rata basis to  creditors  and |
20||Interest Holders based upon the number of Units such parties hold.         |
  ||                                                                           |
21||                                                                           |
  ||                                                                           |
22||                                                                           |
  ||                                                                           |
23||                                                                           |
  ||                                                                           |
24||                                                                           |
  ||                                                                           |
25||                                                                           |
  ||                                                                           |
26||                                                                           |
  ||                                                                           |
27||                                                                           |
  ||                                                                           |
28||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00     -vi-                         061320000834|
  ||                                                                           |
  ||                                                                           |
  ||                                                                           |
 1||                                   I.                                      |
  ||                                                                           |
 2||                              INTRODUCTION                                 |
  ||                              ------------                                 |
 3||      Digital Technologies Media Group,  Inc., a Delaware                  |
  ||                                                                           |
 4|| corporation is the debtor in a Chapter 11 bankruptcy case. On             |
  ||                                                                           |
 5|| January 26, 1999,  Digital Technologies  Media Group,  Inc. (the          |
  ||                                                                           |
 6|| "Debtor"),  commenced a bankruptcy case by filing a voluntary             |
  ||                                                                           |
 7|| Chapter 11 petition  under the United  States Bankruptcy Code             |
  ||                                                                           |
 8|| ("Code"), 11 U.S.C. S. 101 et seq.  Chapter 11 allows the  Debtor,        |
  ||                                                                           |
 9|| and under some  circumstances,  Creditors  and other  parties in          |
  ||                                                                           |
10|| interest,  to  propose a plan of  reorganization  ("Plan").  The Plan     |
  ||                                                                           |
11|| may provide  for the  Debtor to  reorganize  by  continuing  to           |
  ||                                                                           |
12|| operate,  to liquidate by selling assets of the estate,  or a             |
  ||                                                                           |
13|| combination of both. The Debtor is the party  proposing  the Plan         |
  ||                                                                           |
14|| sent to you in the same envelope as  this  document.  THE  DOCUMENT       |
  ||                                                                           |
15|| YOU  ARE  READING  IS THE  DISCLOSURESTATEMENT FOR THE ENCLOSED           |
  ||                                                                           |
16|| PLAN. THE DEFINITIONS  CONTAINED IN SECTION II OF THE PLAN APPLY          |
  ||                                                                           |
17|| TO THIS DISCLOSURE STATEMENT.                                             |
  ||                                                                           |
18||      The Plan is a reorganizing plan. In other words, the                 |
  ||                                                                           |
19|| Debtor seeks to satisfy its  obligations to Creditors by issuing          |
  ||                                                                           |
20|| its securities  pursuant to the terms of the Plan. The                    |
  ||                                                                           |
21|| Reorganized  Debtor will change its name to Central Capital               |
  ||                                                                           |
22|| Venture Corporation, and will become a Nevada corporation                 |
  ||                                                                           |
23|| operating and conceived as a closed end mutual fund specifically          |
  ||                                                                           |
24|| designed to engage in  investments of startup  (venture  capital)         |
  ||                                                                           |
25|| companies.  The Reorganized Debtor will be engaged as a Business          |
  ||                                                                           |
26|| Development  Corporation (a "BDC") under the  Investment  Company         |
  ||                                                                           |
27|| Act.  The  Reorganized  Debtor's common stock will be distributed         |
  ||                                                                           |
28||                                                                           |
  || RBS/00062745.WPD/DIS/16774.00  -1-                        061320000003    |
 1|| to the Debtor's  Creditors and Interest Holders in exchange for           |
  ||                                                                           |
 2|| their Claims and  Interests.  Debtor's  Creditors will  receive           |
  ||                                                                           |
 3|| 21.47% of the  Reorganized  Debtor's  Common Stock and the Interest       |
  ||                                                                           |
 4|| Holders will receive 1.34% of the  Reorganized  Debtor's Common           |
  ||                                                                           |
 5|| Stock.                                                                    |
  ||                                                                           |
 6||      The Reorganized Debtor's investment objective will be to             |
  ||                                                                           |
 7|| invest in assets and/or  management  services in companies with           |
  ||                                                                           |
 8|| gross sales of less than  $500,000  per  annum and  selected              |
  ||                                                                           |
 9|| situations  (such as  leveraged buyouts and  established  business        |
  ||                                                                           |
10|| operations)  that will  benefit  from long-term capital growth.  The      |
  ||                                                                           |
11|| Reorganized  Debtor will derive its income through management             |
  ||                                                                           |
12|| consulting fees and profit from the selective sales of the                |
  ||                                                                           |
13|| companies contained in its investment portfolio.                          |
  ||                                                                           |
14||      The  Effective  Date of the  proposed  Plan is the later of          |
  ||                                                                           |
15|| (i) the first business day after the eleventh  (11th) day                 |
  ||                                                                           |
16|| following  Confirmation of the Plan;  or (ii) the  first  business        |
  ||                                                                           |
17|| day after  such date on which there is not in force any stay or           |
  ||                                                                           |
18|| injunction  against the  enforcement of the Plan or the                   |
  ||                                                                           |
19|| Confirmation  Order. It is anticipated that the Effective Date of         |
  ||                                                                           |
20|| the Plan will be April 15, 2000.                                          |
  ||                                                                           |
21|| A.   Purpose of This Document                                             |
  ||                                                                           |
22|| This Disclosure  Statement summarizes what is in the Plan,                |
  ||                                                                           |
23|| and tells you  certain  information  relating to the Plan and the         |
  ||                                                                           |
24|| process the Court follows in determining whether or not to                |
  ||                                                                           |
25|| confirm the Plan.                                                         |
  ||                                                                           |
26||      READ THIS DISCLOSURE STATEMENT CAREFULLY IF YOU WANT TO              |
  ||      -------------------------------------------------------              |
27|| KNOW ABOUT:                                                               |
  || ----------                                                                |
28||///                                                                        |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -2-                           061320000003 |
 1||      (1) WHO CAN VOTE OR OBJECT,                                          |
  ||                                                                           |
 2||      (2) WHAT THE TREATMENT OF YOUR CLAIM IS, (i.e.,  what your           |
  ||                                                                           |
 3||          claim will receive if the Plan is confirmed) AND HOW             |
  ||                                                                           |
 4||          THIS TREATMENT COMPARES TO WHAT YOUR CLAIM WOULD                 |
  ||                                                                           |
 5||          RECEIVE IN LIQUIDATION,                                          |
  ||                                                                           |
 6||      (3) THE HISTORY OF THE DEBTOR AND SIGNIFICANT EVENTS                 |
  ||                                                                           |
 7||          DURING THE BANKRUPTCY,                                           |
  ||                                                                           |
 8||      (4) WHAT THINGS THE COURT WILL LOOK AT TO DECIDE  WHETHER            |
  ||                                                                           |
 9||          OR NOT TO CONFIRM THE PLAN,                                      |
  ||                                                                           |
10||      (5) WHAT IS THE EFFECT OF  CONFIRMATION,  AND                        |
  ||                                                                           |
11||      (6) WHETHER THIS PLAN IS FEASIBLE.                                   |
  ||                                                                           |
12||     This  Disclosure  Statement  cannot tell you  everything  about       |
  ||                                                                           |
13|| your rights.  You should  consider  consulting  your own lawyer to        |
  ||                                                                           |
14|| obtain more specific  advice on how this Plan  will  affect  you          |
  ||                                                                           |
15|| and what is the best course  of  action  for  you.                        |
  ||                                                                           |
16||     Be sure to read the  Plan as well as the  Disclosure                  |
  ||                                                                           |
17|| Statement.  If there  are any  inconsistencies  between  the  Plan  and   |
  ||                                                                           |
18|| the  Disclosure Statement,   the  Plan  provisions  will  govern.         |
  ||                                                                           |
19||     The Code  requires  a  Disclosure  Statement  to  contain             |
  ||                                                                           |
20|| "adequate information"  concerning  the Plan. The  Bankruptcy  Court      |
  ||                                                                           |
21|| ("Court") has approved this document as an adequate  Disclosure           |
  ||                                                                           |
22|| Statement,  containing enough  information  to enable  parties            |
  ||                                                                           |
23|| affected  by the Plan to make an informed  judgment about the Plan.       |
  ||                                                                           |
24|| Any party can now solicit votes for or against the Plan.                  |
  ||                                                                           |
25|| B.  Deadlines for Voting and  Objecting;  Date of Plan                    |
  ||                                                                           |
26||     Confirmation  Hearing                                                 |
  ||                                                                           |
27||     THE  COURT  HAS  NOT  YET  CONFIRMED  THE  PLAN  DESCRIBED  IN  THIS  |
  ||                                                                           |
28|| DISCLOSURE  STATEMENT.  IN OTHER WORDS, THE TERMS OF THE PLAN ARE         |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -3-                           061320000003 |
 1|| NOT YET BINDING ON ANYONE.  HOWEVER,  IF THE COURT LATER CONFIRMS         |
  ||                                                                           |
 2|| THE PLAN,  THEN THE PLAN WILL BE BINDING ON ALL  CREDITORS  AND           |
  ||                                                                           |
 3|| INTEREST  HOLDERS IN THIS CASE.                                           |
  ||                                                                           |
 4||     1. Time and Place of the Confirmation Hearing                         |
  ||                                                                           |
 5||     The hearing where the Court will determine whether or not to          |
  ||                                                                           |
 6|| confirm the Plan will take place on April 18,  2000,  at 9:00 a.m.,       |
  ||                                                                           |
 7|| in Courtroom "303", 21041 Burbank Boulevard, Woodland Hills,              |
  ||                                                                           |
 8|| California.                                                               |
  ||                                                                           |
 9||      2.  Deadline For Voting For or Against the Plan                      |
  ||                                                                           |
10||     If you are entitled to vote,  it is in your best  interest to         |
  ||                                                                           |
11|| timely vote on the  enclosed  ballot  and  return  the  ballot  in the    |
  ||                                                                           |
12|| enclosed envelope to Martin J. Brill,  Robinson,  Diamant & Brill,        |
  ||                                                                           |
13|| A Professional Corporation,  1888 Century Park East, Suite 1500,          |
  ||                                                                           |
14|| Los Angeles, California 90067, Telephone: (310) 277-7400,                 |
  ||                                                                           |
15|| Telecopier: (310) 277-7584.                                               |
  ||                                                                           |
16||   Your ballot must be received by April 7, 2000 or it will not            |
  ||                                                                           |
17|| be counted.                                                               |
  ||                                                                           |
18||     3.  Deadline  For  Objecting  to the  Confirmation  of the Plan       |
  ||                                                                           |
19||     Objections to the  confirmation  of the Plan must be filed            |
  ||                                                                           |
20|| with the Court and served upon counsel for the Debtor by April 7,         |
  ||                                                                           |
21||  2000.                                                                    |
  ||                                                                           |
22||     4. Identity of Person to Contact for More Information                 |
  ||                                                                           |
23||        Regarding the Plan                                                 |
  ||                                                                           |
24||     Any interested  party  desiring  further  information  about the      |
  ||                                                                           |
25|| Plan should contact Ely Jay Mandell,  725 Village Park,                   |
  ||                                                                           |
26|| 2660  Townsgate  Road, Westlake Village, California,  (805) 496-2186      |
  ||                                                                           |
27|| (telephone);  (805) 496-3186 (facsimile).                                 |
  ||                                                                           |
28||///                                                                        |
  ||RBS/00062745.WPD/DIS/16774.00   -4-                           061320000003 |
 1||      C.  Disclaimer                                                       |
  ||                                                                           |
 2||      The  financial  data  relied  upon in  formulating  the Plan and     |
  ||                                                                           |
 3|| the information contained in this Disclosure Statement is                 |
  ||                                                                           |
 4|| provided by Ely Jay Mandell.  The Plan  Proponent,  the Debtor,           |
  ||                                                                           |
 5|| represents  that  everything stated  in the  Disclosure  Statement  is    |
  ||                                                                           |
 6|| true to the  Proponent's  best knowledge.  The Court has not yet          |
  ||                                                                           |
 7|| determined  whether or not the Plan is confirmable and makes no           |
  ||                                                                           |
 8|| recommendation  as to whether or not you should support or oppose         |
  ||                                                                           |
 9|| the Plan.                                                                 |
  ||                                                                           |
10||                                                                           |
  ||                                                                           |
11||                                II.                                        |
  ||                                                                           |
12||                            BACKGROUND                                     |
  ||                                                                           |
13||                                                                           |
  ||                                                                           |
14|| A.   Description and History of the Debtor's Business                     |
  ||                                                                           |
15||     The Debtor was organized January 15, 1949 in the State of             |
  ||                                                                           |
16|| Utah under the name of Oil  Securities  Company,  Inc. In July,           |
  ||                                                                           |
17|| 1984,  the original corporation was merged into Oil Securities,           |
  ||                                                                           |
18|| Inc., a Nevada  corporation, formed for the sole purpose of               |
  ||                                                                           |
19|| effecting  the merger.  The Debtor,  until approximately 1988, was        |
  ||                                                                           |
20|| engaged in the oil and gas business.  Thereafter, when its oil            |
  ||                                                                           |
21|| and gas business failed, the Debtor filed a chapter 11 case. The          |
  ||                                                                           |
22|| Debtor  emerged  from  chapter 11 in or about  1990.  Thereafter,  to     |
  ||                                                                           |
23|| facilitate  a merger,  on July 30,  1996 the Debtor  merged into          |
  ||                                                                           |
24|| Miller & Benson  International, Ltd., a dormant  Delaware Public          |
  ||                                                                           |
25|| Holding Company, which then changed its name to Digital                   |
  ||                                                                           |
26|| Technologies Media Group, Inc., to facilitate  its new  business.         |
  ||                                                                           |
27|| The new  business  of the  Debtor  was to capitalize on the growth in     |
  ||                                                                           |
28|| the  distribution of multimedia  programming. The Debtor is a             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -5-                           061320000003 |
 1|| public  company whose stock is not  currently  listed for trading.        |
  ||                                                                           |
 2|| As of the Petition Date, the Debtor had 3,654,102 shares of its           |
  ||                                                                           |
 3|| common   stock   outstanding,    held   by   3,378    shareholders.       |
  ||                                                                           |
 4|| B.   Principals/Affiliates  of Debtor's  Business                         |
  ||                                                                           |
 5||      David A. Kekich - Director, Treasurer  and  Secretary                |
  ||                                                                           |
 6||      Ely Jay  Mandell - President  and  Director                          |
  ||                                                                           |
 7|| C. Management  of the  Debtor  Before  and After the  Bankruptcy          |
  ||                                                                           |
 8||      During  the  course  of the  Debtor's  bankruptcy,  David  A.        |
  ||                                                                           |
 9|| Kekich ("Kekich") acted as the Chairman of the Board of                   |
  ||                                                                           |
10|| Directors, Vice President and  Treasurer and Ely Jay Mandell              |
  ||                                                                           |
11|| ("EJM")  acted as the  President  and Secretary of the Debtor and         |
  ||                                                                           |
12|| served on the Board of  Directors. During the course of the               |
  ||                                                                           |
13|| Debtor's Bankruptcy case, EJM and Kekich have each accrued salary         |
  ||                                                                           |
14|| of $3,500/month which has not been paid.                                  |
  ||                                                                           |
15||      Post-Confirmation, Bernie Budney will serve as Vice                  |
  ||                                                                           |
16|| President at an annual salary of  $50,000  per year  during  the          |
  ||                                                                           |
17|| first  year  following Confirmation plus a travel allowance.              |
  ||                                                                           |
18|| Christopher  Erickson will be the Chief Executive Officer and             |
  ||                                                                           |
19|| President for the Reorganized Debtor. During the first year               |
  ||                                                                           |
20|| following Confirmation, Christopher Erickson will serve in these          |
  ||                                                                           |
21|| positions for an annual salary of $50,000 per year plus 3% of the         |
  ||                                                                           |
22|| increase in the value of the Reorganized  Debtor's portfolio as           |
  ||                                                                           |
23|| indicated by the liquidation of each individual portfolio                 |
  ||                                                                           |
24|| security (sale proceeds less costs), excluding the sale of any of         |
  ||                                                                           |
25|| the securities owned of Data and Digi. The Directors of the               |
  ||                                                                           |
26|| Reorganized  Debtor will be as follows:                                   |
  ||                                                                           |
27||           Inside Directors                                                |
  ||           ----------------                                                |
28||                Christopher  Erickson                                      |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -6-                           061320000003 |
 1||                Bernie  Budney                                             |
  ||                                                                           |
 2||           Outside  Directors                                              |
  ||           ------------------                                              |
 3||                Brad Bartilson                                             |
  ||                                                                           |
 4||                Rex Crim                                                   |
  ||                                                                           |
 5||     The  directors  will  receive  $500  per  board  meeting.             |
  ||                                                                           |
 6|| Additional officers and/or  directors may be appointed by the             |
  ||                                                                           |
 7|| board of directors for the Reorganized Debtor.                            |
  ||                                                                           |
 8|| D. Events  Leading to Chapter 11 Filing                                   |
  ||                                                                           |
 9||     Here is a brief summary of the circumstances  that led to the         |
  ||                                                        ----------         |
10|| filing of this Chapter 11 case:                                           |
  || ------                                                                    |
11||     Subsequent  to July 30, 1996,  the Debtor  formed DTG                 |
  ||                                                                           |
12|| Entertainment, Inc., (DTG) a wholly owned subsidiary of the               |
  ||                                                                           |
13|| Debtor, to capitalize on the expanding international television           |
  ||                                                                           |
14|| distribution market and to become part of  rapidly converging             |
  ||                                                                           |
15|| film,  television,  music,  media  and  computer industries on the        |
  ||                                                                           |
16|| internet.  DTG  purchased  assets  from  Communication Services Inc.      |
  ||                                                                           |
17|| (CSI) which consisted of various accounts  receivable and film            |
  ||                                                                           |
18|| rights, for  convertible  preferred  stock of the Debtor  which was       |
  ||                                                                           |
19|| simultaneously converted into  common  stock of the  Debtor.  The         |
  ||                                                                           |
20|| Debtor through DTG, intended to develop, produce and distribute a         |
  ||                                                                           |
21|| film library of television shows, made-for-television  movies and         |
  ||                                                                           |
22|| documentary series. The Debtor's business plan was to raise               |
  ||                                                                           |
23|| between  $800,000  and  $1,000,000, together with advances from           |
  ||                                                                           |
24|| DTG's licensees and loan proceeds, to develop and distribute the          |
  ||                                                                           |
25|| DTG Library and to acquire,  produce,  distribute and exploit a           |
  ||                                                                           |
26|| film library of feature-length  motion pictures, documentaries,           |
  ||                                                                           |
27|| educational   films,   and  television   series.                          |
  ||                                                                           |
28||///                                                                        |
  ||RBS/00062745.WPD/DIS/16774.00   -7-                           061320000003 |
 1||      Arthur Newberger ("Newberger") was the President/CEO and             |
  ||                                                                           |
 2|| Chairman of the Board of Directors of DTG. Newberger provided an          |
  ||                                                                           |
 3|| impressive resume to the Debtor's board of directors.  As a               |
  ||                                                                           |
 4|| senior corporate officer for major agencies such as ICM and               |
  ||                                                                           |
 5|| Ashley Famous, Newberger represented that he was responsible for          |
  ||                                                                           |
 6|| guiding the careers of many  leading  artists and groups, including       |
  ||                                                                           |
 7|| Neil Diamond, Stevie Wonder, Linda Ronstadt and the Ice Capades.          |
  ||                                                                           |
 8||     Under Newberger's direction, DTG's emphasis was to be the             |
  ||                                                                           |
 9|| acquisition of predominantly  U.S. produced  theatrical  and              |
  ||                                                                           |
10|| television  product -- product highly sought after by both foreign        |
  ||                                                                           |
11|| and domestic buyers. Newberger claimed he could secure exclusive          |
  ||                                                                           |
12|| distribution rights to quality material and could license such            |
  ||                                                                           |
13|| material to its business contacts  worldwide.  In addition, DTG,          |
  ||                                                                           |
14|| through  Newberger,  claimed  to have  been  offered  the opportunity     |
  ||                                                                           |
15|| to represent a prestigious library containing over 1,000 hours of         |
  ||                                                                           |
16|| family  entertainment, including  documentaries  and  nature  oriented    |
  ||                                                                           |
17|| series. The Debtor raised $325,000 from private  lenders to               |
  ||                                                                           |
18|| initiate its business  plan.  Newberger promised lenders  that            |
  ||                                                                           |
19|| their loans were fully secured and would be repaid by solid               |
  ||                                                                           |
20|| receivables,  escrowed  in Marathon Bank. DTG's management at the         |
  ||                                                                           |
21|| time claimed to have experienced no bad debt in five years, and           |
  ||                                                                           |
22|| that any  uncollected  receivables  would be replaced. Newberger          |
  ||                                                                           |
23|| also represented that DTG possessed a close relationship  with            |
  ||                                                                           |
24|| many cable, broadcast and independent networks,  including The            |
  ||                                                                           |
25|| Discovery Channel, a major worldwide cable distributor. Newberger         |
  ||                                                                           |
26|| stated DTG was in negotiations with The Discovery Channel                 |
  ||                                                                           |
27|| regarding a co-production venture for a five day per week series          |
  ||                                                                           |
28|| featuring  stock  investments.  Newberger represented that DTG was        |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -8-                           061320000003 |
 1|| developing a four hour mini-series based on the history of the            |
  ||                                                                           |
 2|| Warner  Bros.  Studio  for  broadcast  on a  major  U.S. television       |
  ||                                                                           |
 3|| network.                                                                  |
  ||                                                                           |
 4||     On July 30, 1996, EJM was hired by the Debtor as its Chief            |
  ||                                                                           |
 5|| Financial Officer and a Director.  EJM's responsibilities                 |
  ||                                                                           |
 6|| included  liaison by and between the Debtor and the Debtor's              |
  ||                                                                           |
 7|| auditor,  Mr. J. Jay  Shaperio, CPA (JJS), and securities  counsel,       |
  ||                                                                           |
 8|| as well  as  instructing  the  Debtor's bookkeeper in software            |
  ||                                                                           |
 9|| utilization.  On or about  August 5,  1996,  JJS produced his             |
  ||                                                                           |
10|| initial audit of the Debtor for  inclusion  in the Debtor's Form 10       |
  ||                                                                           |
11|| to be filed with the Securities and Exchange Commission  ("SEC").         |
  ||                                                                           |
12|| It became apparent to EJM after  being  presented  with  DTG's cash       |
  ||                                                                           |
13|| flow analysis that something was amiss with DTG's financial               |
  ||                                                                           |
14|| condition.  After extensive review and investigation, EJM                 |
  ||                                                                           |
15|| immediately brought allegations of financial misdeeds to both  the        |
  ||                                                                           |
16|| Debtor's  Board of  Directors  and JJS.  Subsequently a board             |
  ||                                                                           |
17|| meeting was called and JJS issued a restated  audit which                 |
  ||                                                                           |
18|| indicated a write down of $800,000 in receivables.  EJM                   |
  ||                                                                           |
19|| physically removed  himself from the Debtor's offices on or about         |
  ||                                                                           |
20|| the first week of September 1996 and formally  resigned on                |
  ||                                                                           |
21|| November 14, 1996.  On April 30,1997,  JJS expressed his concerns         |
  ||                                                                           |
22|| in writing to the Debtor  regarding the Debtor's  internal  control       |
  ||                                                                           |
23|| system,  and  requested  that  the  Debtor immediately hire a             |
  ||                                                                           |
24|| qualified  individual  to serve  as  chief  financial officer.  JJS       |
  ||                                                                           |
25|| also instructed  the Debtor  to  distribute  the  restated financial      |
  ||                                                                           |
26|| statements and its 1996 Form 10-KSB to certain shareholders and           |
  ||                                                                           |
27|| debt holders together  with a cover  letter  explaining  the reasons      |
  ||                                                                           |
28|| for restatements and the resulting financial  impact.  On May 13,         |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -9-                           061320000003 |
 1|| 1997,  JJS  resigned.  JJS issued three separate opinions for his         |
  ||                                                                           |
 2|| audit of fiscal year 1995 writing  the assets  down a total of            |
  ||                                                                           |
 3|| $3,708,881  due to the alleged misrepresentations of Newberger and        |
  ||                                                                           |
 4|| JJS' alleged auditing errors.                                             |
  ||                                                                           |
 5||     On November 8, 1997, Newberger resigned as a director,                |
  ||                                                                           |
 6|| President and Chief Executive Officer of the Debtor. The Board of         |
  ||                                                                           |
 7|| Directors accepted his resignation  and on the same date  appointed       |
  ||                                                                           |
 8|| David A. Kekich,  President, Chief Executive Officer and Chief            |
  ||                                                                           |
 9|| Financial  Officer.  Kekich  voted to rescind the acquisition of          |
  ||                                                                           |
10|| the CSI assets.  On May 18,  1998,  Newberger returned the                |
  ||                                                                           |
11|| 2,160,000 shares of the Debtor's stock held by CSI. The other DTG         |
  ||                                                                           |
12|| management  team members  returned  160,000  shares held by them. The     |
  ||                                                                           |
13|| Debtor retired the 2,320,000  shares.  A meeting of the Debtor's          |
  ||                                                                           |
14|| Board of Directors was held October 21, 1998.  As a result of the         |
  ||                                                                           |
15|| meeting,  EJM was hired by the Board of Directors  as acting              |
  ||                                                                           |
16|| President for the purpose of reorganizing the Debtor under                |
  ||                                                                           |
17|| Chapter  11 of the  Bankruptcy  Code.  On January 26, 1999, the           |
  ||                                                                           |
18|| Debtor filed this chapter 11 case.                                        |
  ||                                                                           |
19|| E.   Significant Events During the Bankruptcy                             |
  ||                                                                           |
20||      1. Bankruptcy  Proceedings                                           |
  ||                                                                           |
21||      The following is a chronological  list of  significant  events       |
  ||                                                                           |
22|| which have occurred  during this Case:  Since the filing of the           |
  ||                      ------                                               |
23|| Case, the Debtor has been formulating a plan of reorganization.           |
  ||                                                                           |
24|| Other than conferring with potential entities interested in the           |
  ||                                                                           |
25|| Debtor's plan and facilitating the proposed reorganization no             |
  ||                                                                           |
26|| other significant events have occurred.                                   |
  ||                                                                           |
27||     The  application  for the employment of Robinson,  Diamant &          |
  ||                                                                           |
28|| Brill, A Professional Corporation ("RDB"), as the Debtor's                |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -10-                          061320000003 |
 1|| insolvency counsel, was approved by order entered August 17,              |
  ||                                                                           |
 2|| 1999.  RDB  substituted in as counsel for the Debtor in place of          |
  ||                                                                           |
 3|| Leonard Millstein, who allegedly had a conflict of interest in            |
  ||                                                                           |
 4|| representing the Debtor.                                                  |
  ||                                                                           |
 5||     On or about December 23, 1999 the Debtor filed a motion to            |
  ||                                                                           |
 6|| borrow up to $310,000 from certain individuals and to issue its           |
  ||                                                                           |
 7|| notes  (Debtor's Certificates of Indebtedness) to those lenders           |
  ||                                                                           |
 8|| (the "Motion"). The hearing on this Motion was conducted on               |
  ||                                                                           |
 9|| January 19, 1999.  The Motion also sought authority to enter into         |
  ||                                                                           |
10|| the transaction to acquire all outstanding  Data stock. The               |
  ||                                                                           |
11|| Motion was approved by Court order entered February 9, 2000.              |
  ||                                                                           |
12||     The date by which proofs of claims for non-administrative             |
  ||                                                                           |
13|| claims must be filed is October 22, 1999.                                 |
  ||                                                                           |
14||     Currently,  no adversary  proceedings or motions are pending.         |
  ||                                                                           |
15||     On or about November 4, 1999, the Debtor filed a form 8K              |
  ||                                                                           |
16|| with the SEC disclosing the pertinent information regarding the           |
  ||                                                                           |
17|| Bankruptcy filing. The Debtor is delinquent in its form 10-K and          |
  ||                                                                           |
18|| form 10-Q reporting.  The Debtor intends to file the Post-                |
  ||                                                                           |
19|| Confirmation form 8-K within 45 days of obtaining confirmation of         |
  ||                                                                           |
20|| the Plan.  Additionally, upon approval of the Motion, the Debtor          |
  ||                                                                           |
21|| intends to hire an accountant to conduct an audit and prepare the         |
  ||                                                                           |
22|| appropriate financial statements so that the appropriate form 8-K         |
  ||                                                                           |
23|| and form 10-K reports can be filed.                                       |
  ||                                                                           |
24||      2.  Other Legal  Proceedings                                         |
  ||                                                                           |
25||      The  Debtor is not currently  involved  in any  nonbankruptcy        |
  ||                                                                           |
26|| legal proceedings.  While no nonbankruptcy  legal  proceedings  are       |
  ||                                                                           |
27|| currently pending,  the Reorganized  Debtor may pursue  claims for        |
  ||                                                                           |
28|| relief  against Newberger and JJS. The Debtor may pursue claims           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -11-                          061320000003 |
 1|| against Restaurant Teams  International,  Inc.  Curtis  Swanson and       |
  ||                                                                           |
 2|| Stanley  Swanson for  negligent misrepresentation, possible fraud         |
  ||                                                                           |
 3|| and breach of contract relating to their dealings with the Debtor         |
  ||                                                                           |
 4|| concerning a possible merger and proposing a plan of                      |
  ||                                                                           |
 5|| reorganization.                                                           |
  ||                                                                           |
 6||      3. Actual and Projected Recovery of Preferential or                  |
  ||                                                                           |
 7||         Fraudulent Transfers                                              |
  ||                                                                           |
 8||      With the exception of possible actions against Newberger and JJS,    |
  ||                                                                           |
 9|| no other preferences or fraudulent conveyance actions exist.              |
  ||                                                                           |
10||      4.  Procedures Implemented to Resolve  Financial  Problems           |
  ||                                                                           |
11||      To attempt to fix the problems  that led to the  bankruptcy          |
  ||                                                                           |
12|| filing, Debtor has implemented the following procedures:                  |
  ||                                                                           |
13||          a.  Appointed a new  President,  Secretary and                   |
  ||                                                                           |
14|| Director.                                                                 |
  ||                                                                           |
15||          b.  Created two Web sites and commenced a web site               |
  ||                                                                           |
16|| business.                                                                 |
  ||                                                                           |
17||          c.  Formulate a Plan that will effectively                       |
  ||                                                                           |
18|| reorganize the Debtor as a BDC.                                           |
  ||                                                                           |
19||          d. Located an initial  investee  company  (Data) and             |
  ||                                                                           |
20|| pursued  acquisition  of Data.                                            |
  ||                                                                           |
21||      5. Current and  Historical  Financial  Conditions                    |
  ||                                                                           |
22||      Currently, the Debtor has limited  assets.  It has an                |
  ||                                                                           |
23|| interest  in office space and a computer  server as well as the           |
  ||                                                                           |
24|| following  Web sites: "Digicommerce.com"  and  "Digicommerce.net."        |
  ||                                                                           |
25|| Through  the  reorganization process, the Debtor intends to further       |
  ||                                                                           |
26|| develop the Web sites.  Debtor's historical financial condition           |
  ||                                                                           |
27|| is not  relevant  as the  Debtor's  Plan provides that the                |
  ||                                                                           |
28|| Reorganized Debtor will conduct a completely  different type of           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -12-                          061320000003 |
 1|| business.  The Reorganized Debtor shall operate as a closed end           |
  ||                                                                           |
 2|| mutual fund specifically designed to engage in  investments  of           |
  ||                                                                           |
 3|| startup companies.   The Reorganized  Debtor  shall  be  engaged  as  a   |
  ||                                                                           |
 4|| Business Development Corporation pursuant to SS.54-65 of the              |
  ||                                                                           |
 5|| Investment Company Act by election.  Data will be the Debtor's            |
  ||                                                                           |
 6|| initial investee company.  This initial investment will occur             |
  ||                                                                           |
 7|| before confirmation so the assets acquired from the purchase of           |
  ||                                                                           |
 8|| Data are included as assets of the Debtor. A detailed                     |
  ||                                                                           |
 9|| description of Debtor's business  operations and history is               |
  ||                                                                           |
10|| contained at III D.4.b. herein.                                           |
  ||                                                                           |
11||     The identity and fair market value of the Estate's  assets            |
  ||                                                                           |
12|| are listed in Exhibit "A." See also the Debtor's projected  post-         |
  ||                                                                           |
13|| confirmation balance sheet and projections for its  post-                 |
  ||                                                                           |
14|| confirmation  business  activity which are set forth in Exhibit  "B-      |
  ||                                                                           |
15|| 1." Also  attached  as Exhibit  "B-2" are the projected cash flows        |
  ||                                                                           |
16|| for Data.                                                                 |
  ||                                                                           |
17||      Data  acquired its assets from (i) the voluntary  foreclosure        |
  ||                                                                           |
18|| on the assets of DataNet Enterprises,  LLC and (ii) the purchase          |
  ||                                                                           |
19|| of the assets of Millennium Information Systems ("Millenium").            |
  ||                                                                           |
20|| DataNet Enterprises, LLC and Millennium were unrelated entities           |
  ||                                                                           |
21|| pursuing the same business  objectives.   Millennium was a separate       |
  ||                                                                           |
22|| company from DataNet  Enterprises,  LLC and was financially sound.        |
  ||                                                                           |
23|| Millennium was the distributor of DataNet Enterprises, LLC in             |
  ||                                                                           |
24|| Western Canada.                                                           |
  ||                                                                           |
25||     Data  purchased  the assets of DataNet  Enterprises,  LLC but         |
  ||                                                                           |
26|| did not assume DataNet  Enterprises,  LLC's  liabilities.  Data also      |
  ||                                                                           |
27|| purchased the assets of Millennium.  At the time the Millennium           |
  ||                                                                           |
28|| assets were  purchased, Millennium  was  generating a positive cash       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -13-                          061320000003 |
 1|| flow and had no debt.  Exhibit "B-3"  contains the December 31,           |
  ||                                                                           |
 2|| 1999 and December 31, 1998 Balance Sheets for  DataNet                    |
  ||                                                                           |
 3|| Enterprises,  LLC and the  1999  and  1998  Profit  and Loss Statements   |
  ||                                                                           |
 4|| for DataNet Enterprises, LLC. Also attached as Exhibit "B-4" is           |
  ||                                                                           |
 5|| a financial statement for Millennium Information Systems, Inc.            |
  ||                                                                           |
 6|| which is in Canadian  dollars.  DataNet  Enterprises,  LLC and  Data      |
  ||                                                                           |
 7|| are two  totally different  companies.  The only  similarity is that      |
  ||                                                                           |
 8|| they are marketing the same product.  DataNet  Enterprises,  LLC          |
  ||                                                                           |
 9|| had over  $3,000,000 in debt and Data  has  only  $740,000  in  debt.     |
  ||                                                                           |
10|| It was  DataNet  Enterprises,  LLC's extensive  debt that resulted in     |
  ||                                                                           |
11|| the  liquidation  of its assets.  DataNet Enterprises, LLC was            |
  ||                                                                           |
12|| unable to succeed because the debt it was shouldering was too             |
  ||                                                                           |
13|| high. The problems that DataNet Enterprises,  LLC encountered             |
  ||                                                                           |
14|| were twofold. First, it paid too much for its assets when it              |
  ||                                                                           |
15|| started and it was undercapitalized.  Second, the company did not         |
  ||                                                                           |
16|| offer good customer service and did not  aggressively  pursue             |
  ||                                                                           |
17|| sales. The combination of these problems caused the company               |
  ||                                                                           |
18|| to be weak and not to be able to meet its commitments.                    |
  ||                                                                           |
19||      The operating  costs  experienced  by DataNet  Enterprises,  LLC     |
  ||                                                                           |
20|| have been reduced  by Data by over 50% as a result  of                    |
  ||                                                                           |
21|| restructuring  of debt  into equity and by transferring its call          |
  ||                                                                           |
22|| center and computer  operations center to Canada to take advantage        |
  ||                                                                           |
23|| of the low dollar and very  competitive  phone rates. The                 |
  ||                                                                           |
24|| foreclosure on DataNet Enterprises,  LLC's assets was voluntary           |
  ||                                                                           |
25|| and at the request of Data to insure that Data received clean             |
  ||                                                                           |
26|| title to the assets.                                                      |
  ||                                                                           |
27||     As set forth in  Exhibit  "A" the  assets  of Data are                |
  ||                                                                           |
28|| valued at approximately  $1,454,939.  The liabilities of Data are         |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -14-                          061320000003 |
 1|| as follows:  (i) A lease  liability to First Portland  Corporation        |
  ||                                                                           |
 2|| ("FPC") for $496,000 with payments  of  $12,200  per month for 60         |
  ||                                                                           |
 3|| months;  (ii) Two Notes to Bernie Budney for a total of  $224,000;        |
  ||                                                                           |
 4|| and (iii) Note to  Rosenbaum  Investment Company for $20,000.             |
  ||                                                                           |
 5||                                                                           |
  ||                                                                           |
 6||                             III.                                          |
  ||                                                                           |
 7||              SUMMARY OF THE PLAN OF REORGANIZATION                        |
  ||                                                                           |
 8||                                                                           |
  ||                                                                           |
 9|| A.   What  Creditors  and  Interest  Holders  Will  Receive  Under The    |
  ||                                                                           |
10||      Proposed Plan                                                        |
  ||                                                                           |
11||      As required by the Bankruptcy  Code, the Plan  classifies            |
  ||                                                                           |
12|| Claims and Interests  in various  Classes  according  to their  right     |
  ||                                                                           |
13|| to  priority of payments as provided in the Bankruptcy  Code. The         |
  ||                                                                           |
14|| Plan states whether each Class of Claims or Interests is impaired         |
  ||                                                                           |
15|| or unimpaired.  The Plan provides the treatment each Class will           |
  ||                                                                           |
16|| receive.                                                                  |
  ||                                                                           |
17|| B.  Unclassified  Claims.                                                 |
  ||     --------------------                                                  |
18||     Certain types of Claims are not  placed  into  voting  Classes;       |
  ||                                                                           |
19|| instead  they are unclassified. They are not considered impaired          |
  ||                                                                           |
20|| and they do not vote on the Plan  because  they  are  automatically       |
  ||                                                                           |
21|| entitled  to  specific  treatment provided for them in the                |
  ||                                                                           |
22|| Bankruptcy  Code. As such, the Proponent has not placed the               |
  ||                                                                           |
23|| following  Claims in a Class.  The treatment of these Claims is           |
  ||                                                                           |
24|| provided below.                                                           |
  ||                                                                           |
25||     1.  Administrative Expenses.                                          |
  ||         -----------------------                                           |
26||     Administrative  expenses are claims for costs or expenses of          |
  ||                                                                           |
27|| administering  the Debtor's Chapter 11 Case which are Allowed             |
  ||                                                                           |
28|| under Code  Section  507(a)(1).  The Code  requires  that all             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -15-                          061320000003 |
 1|| Administrative  Claims be paid on the Effective Date of the Plan,         |
  ||                                                                           |
 2|| unless a particular claimant agrees to a different  treatment.            |
  ||                                                                           |
 3||      The following chart lists all of the Debtor's S. 507(a)(1)           |
  ||                                                                           |
 4|| Administrative  Claims and their treatment under this Plan.               |

  ||=======================================================================================================|
 6||   NAME                       |   AMOUNT OWED  |                    TREATMENT                          |
  ||=======================================================================================================|
 7|| Robinson, Diamant & Brill,   |     $60,000.00 | RDB shall receive a Distribution of 4 Units of(1)     |
  || A Professional  Corporation  |     (estimated | the Reorganized Debtor's Securities  for each dollar  |
 8|| ("RDB"),Bankruptcy  counsel  |          fees) | owed RDB in full and complete  satisfaction           |
  || for Debtor                   |                | of its Allowed Claim for fees.                        |
 9||                              |     $20,000.00 |                                                       |
  ||                              |     (estimated | As a result of the distribution of Units to RDB,      |
10||                              |         costs) | RDB will hold a 9.6% ownership interest in the        |
  ||                              |                | Reorganized Debtor.                                   |
11||                              |                |                                                       |
  ||                              |                | In addition, RDB shall be paid in Cash its            |
12||                              |                | Allowed costs.                                        |
  ||                              |                |                                                       |
13||                              |                | Claimant will receive its Pro Rata(2) Distribution    |
  ||                              |                | of 30% of the Data common stock when such common      |
14||                              |                | stock is issued.                                      |
  ||                              |                |                                                       |
15||                              |                | Claimant will receive its Pro Rata Distribution       |
  ||                              |                | of 30% of the Digi common stock when such stock       |
16||                              |                | is issued.                                            |
  ||==============================|================|=======================================================|
17|| David A. Kekich              |     $49,000.00 | Claimant shall receive a Distribution of 4 Units      |
  || Officer and Director of      |                | of the Reorganized Debtor's Securities for each       |
18|| Debtor                       |                | dollar owed David Kekich in full and complete         |
  ||                              |                | satisfaction of his Administrative Claims.            |
19||                              |                |                                                       |
  ||                              |                | As a result of the distribution of Units to David     |
20||                              |                | Kekich, David Kekich will hold a 7.84% ownership      |
  ||                              |                |interest in the Reorganized Debtor.                    |
21||                              |                |                                                       |
  ||                              |                | Claimant will receive his Pro Rata Distribution       |
22||                              |                | of 30% of the Data common stock when such             |
  ||                              |                | common stock is issued.                               |
23||                              |                |                                                       |
  ||                              |                | Claimant will receive his Pro Rata Distribution       |
24||                              |                | of 30% of the Digi common stock when such stock       |
  ||                              |                | is issued.                                            |
25||==============================|================|=======================================================|
  || Ely Jay Mandell              |     $49,000.00 | Claimant shall receive a Distribution of 4 Units      |
26|| Officer and Director of      |                | of the Reorganized Debtor's Securities for each       |
  || Debtor                       |                | dollar owed Ely Jay Mandell in full and complete      |
27||                              |                | satisfaction of his Administrative Claims.            |
  ||                              |                |                                                       |
28||                              |                | As a result of the distribution of Units to Ely       |
  ||------------------------------|----------------|-------------------------------------------------------|

  ||RBS/00062745.WPD/DIS/16774.00   -16a-                         061320000003 |

 2||------------------------------|----------------|-------------------------------------------------------|
  ||                              |                | Mandell, Ely Mandell will hold a 7.84% ownership      |
 3||                              |                | interest in the Reorganized Debtor.                   |
  ||                              |                |                                                       |
 4||                              |                | Claimant will receive a Pro Rata Distribution of      |
  ||                              |                | 30% of the Data common stock when such common stock   |
 5||                              |                | is issued.                                            |
  ||                              |                |                                                       |
 6||                              |                | Claimant will receive his Pro Rata Distribution       |
  ||                              |                | of 30% of the Digi common stock when such stock       |
 7||                              |                | is issued.                                            |
 8||==============================|================|=======================================================|
  || Holders of Debtor's          |          Up to | Holders of Debtor's Certificates of Indebtedness      |
 9|| Certificates                 |    $310,000.00 | may at their election (i) be paid pursuant to the     |
  || of Indebtedness              |                | terms of the Debtor's Certificate of Indebtedness     |
10||                              |                | or (ii) exchange such indebtedness for 4 Units of     |
  ||                              |                | the Reorganized Debtor's Securities for each          |
11||                              |                | dollar of indebtedness held on the Effective Date.    |
  ||                              |                |                                                       |
12||                              |                | As a result of the distribution of Units to           |
  ||                              |                | Holders of Debtor's Certificates of Indebtedness,     |
13||                              |                | Holders of Debtor's Certificates of Indebtedness      |
  ||                              |                | will hold a 49.60% ownership interest in the          |
14||                              |                | Reorganized Debtor.                                   |
  ||                              |                |                                                       |
15||                              |                | Claimant will receive a Pro Rata Distribution of      |
  ||                              |                | 30% of the Data common stock when such common         |
16||                              |                | stock is issued.                                      |
  ||                              |                |                                                       |
17||                              |                | Claimants will receive their Pro Rata                 |
  ||                              |                | Distribution of 30% of the Digi common stock when     |
18||                              |                | such stock is issued.                                 |
  ||==============================|================|=======================================================|

19||                                                                           |
  ||                                                                           |
20||                                                                           |
  ||                                                                           |
21||                                                                           |
  ||                                                                           |
22||                                                                           |
  ||                                                                           |
23||                                                                           |
  ||                                                                           |
24||                                                                           |
  ||                                                                           |
25||                                                                           |
  ||                                                                           |
26||                                                                           |
  ||                                                                           |
27||                                                                           |
  ||                                                                           |
28||                                                                           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -16B-                         061320000003 |

 3||=======================================================================================================|
  ||   NAME                       |   AMOUNT OWED  |                    TREATMENT                          |
 4||=======================================================================================================|
  || Clerk's Office Fees          |        $200.00 | Paid in full on Effective Date                        |
 5||==============================|================|=======================================================|
  || Office of the U.S. Trustee   |        $250.00 | Paid in full on Effective Date                        |
 6|| Fees                         |                |                                                       |
  ||==============================|================|=======================================================|
 7||                             |TOTAL $178,450.00|                                                       |
  ||=======================================================================================================|

  ||                                                                           |
 9||      Court Approval of Fees Required:                                     |
  ||      --------------------------------                                     |
10||      The Court must rule on all fees listed in this chart before          |
  ||                                                                           |
11|| the fees will be owed.  For all fees except Clerk's Office fees           |
  ||                                                                           |
12|| and U.S. Trustee's fees, the professional in question must file           |
  ||                                                                           |
13|| and serve a properly noticed fee application and the Court must           |
  ||                                                                           |
14|| rule on the application.  Only the amount of fees allowed by the          |
  ||                                                                           |
15|| Court will be owed and required to be paid under this Plan.               |
  ||                                                                           |
16||       As indicated above, the Debtor will need to pay in cash             |
  ||                                                                           |
17|| approximately $20,450 of Administrative Claims on the Effective           |
  ||                                                                           |
18|| ///                                                                       |
  ||                                                                           |
19|| ///                                                                       |
  ||                                                                           |
20|| Date of the Plan unless the claimant has agreed to be paid later          |
  ||                                                                           |
21|| or the Court has not yet ruled on the Claim.  As indicated                |
  ||                                                                           |
22|| elsewhere in this Disclosure Statement, Debtor will have no less          |
  ||                                                                           |
23|| than $132,000 of cash on hand on the Effective Date of the Plan.          |
  ||                                                                           |
24|| The source of this cash will be the funds currently in the                |
  ||                                                                           |
25|| Debtor's bank account plus funds borrowed by the Debtor with              |
  ||                                                                           |
26|| Court approval.                                                           |
  ||                                                                           |
27||      2.         Priority Tax Claims                                       |
  ||                                                                           |
28||      Priority Tax Claims are certain unsecured income, employment         |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -17-                          061320000003 |
 1|| and other taxes described by Code Section 507(a)(8).  The Code            |
  ||                                                                           |
 2|| requires that each Holder of such a 507(a)(8) Priority Tax Claim          |
  ||                                                                           |
 3|| receive the present value of such Claim in deferred Cash                  |
  ||                                                                           |
 4|| payments, over a period not exceeding six years from the date of          |
  ||                                                                           |
 5|| the assessment of such tax.  The Debtor does not believe any              |
  ||                                                                           |
 6|| section 507(a)(8) Priority Tax Claims exist.                              |
  ||                                                                           |
 7||                                                                           |
  ||                                                                           |
 8|| C.        Classified Claims and Interests.                                |
  ||           -------------------------------                                 |
 9||           1.    Classes of Secured Claims.                                |
  ||                 -------------------------                                 |
10||           Secured Claims are Claims secured by liens on property of       |
  ||                                                                           |
11|| the Estate.  The following chart lists all Classes containing             |
  ||                                                                           |
12|| Debtor's secured pre-petition Claims and their treatment under            |
  ||                                                                           |
13|| this Plan:                                                                |

  ||=================================================================================================================|
15|| CLASS # |           DESCRIPTION         |  INSIDERS  |  IMPAIRED (Y/N)   |           TREATMENT                  |
  ||=========|===============================|============|===================|======================================|
16|| 1       | Secured Claims of the         |            | Class 1 is        | Class 1 Claimants shall each         |
  ||         | Steinfield Group, consisting  |            | impaired.         | receive a Distribution of 2 Units    |
17||         | of:                           |            | Claimants in this | of the Reorganized Debtor's          |
  ||         |                               |            | Class are         | Securities for each dollar of        |
18||         | Carl Steinfield - $5,000      |  No        | entitled to vote  | Allowed Secured Claim in full,       |
  ||         | P&M Revocable Trust - $5,000  |  No        | on the Plan.      | final and complete satisfaction of   |
19||         | Red Tree International,       |  Yes       |                   | their Claims and liens against the   |
  ||         | LLC - $1,400                  |            |                   | Debtor and its property.  On the     |
20||         | Steve Linen - $2,500          |  No        |                   | Effective Date the collateral shall  |
  ||         | Thomas Ford - $2,500          |  No        |                   | be released by Class 1 Claimants     |
21||         | Thomas Ward - $12,500         |  No        |                   | and the Reorganized Debtor shall     |
  ||         |                               |            |                   | own the collateral free and clear    |
22||         | * Collateral                  |            |                   | of liens.                            |
  ||         | description = Security        |            |                   |                                      |
23||         | interest in Debtor's          |            |                   | As a result of the distribution of   |
  ||         | pre-petition claims and       |            |                   | Units to Secured Claims, Secured     |
24||         | causes of action against      |            |                   | Claims will hold a 2.31% ownership   |
  ||         | former officers, directors    |            |                   | interest in the Reorganized Debtor.  |
25||         | and accountants of Debtor.    |            |                   |                                      |
  ||         |                               |            |                   |                                      |
26||         | * Collateral value = unknown  |            |                   | Claimants will receive their Pro     |
  ||         |                               |            |                   | Rata Distribution of 30% of the      |
27||         | * Priority of                 |            |                   | Data common stock when such common   |
  ||         | security int. =  1st          |            |                   | stock is issued.                     |
28||---------|-------------------------------|------------|-------------------|--------------------------------------|

  ||RBS/00062745.WPD/DIS/16774.00   -18-                          061320000003 |

 2||=================================================================================================================|
  || CLASS # |           DESCRIPTION         |  INSIDERS  |  IMPAIRED (Y/N)   |           TREATMENT                  |
 3||=========|===============================|============|===================|======================================|
  ||         | * Principal owed = $28,900.00 |            |                   | Claimants will receive their Pro     |
 4||         |                               |            |                   | Rata Distribution of 30% of the      |
  ||         | * Pre-pet. arrearage          |            |                   | Digi common stock when such stock    |
 5||         |   amount = 0                  |            |                   | is issued.                           |
  ||         |                               |            |                   |                                      |
 6||         | * Post-pet. arrearage         |            |                   |                                      |
  ||         |   amount = 0                  |            |                   |                                      |
 7||         |                               |            |                   |                                      |
  ||         | * Total Claim amount =        |            |                   |                                      |
 8||         | $28,900.00                    |            |                   |                                      |
  ||-----------------------------------------------------------------------------------------------------------------|

  ||                                                                           |
10||      2.         Classes Of Priority Unsecured Claims.                     |
  ||                 ------------------------------------                      |
11||      Certain priority Claims that are referred to in Code                 |
  ||                                                                           |
12|| Sections 507(a)(3), (4), (5), (6), and (7) are required to be             |
  ||                                                                           |
13|| placed in Classes.  These types of Claims are entitled to                 |
  ||                                                                           |
14|| priority treatment as follows:  the Code requires that each               |
  ||                                                                           |
15|| Holder of such a Claim receive Cash on the Effective Date equal           |
  ||                                                                           |
16|| to the Allowed amount of such Claim.  However, a Class of                 |
  ||                                                                           |
17|| unsecured priority Claim Holders may vote to accept deferred Cash         |
  ||                                                                           |
18|| payments of a value, as of the Effective Date, equal to the               |
  ||                                                                           |
19|| allowed amount of such Claims.                                            |
  ||                                                                           |
20||      The Debtor believes that no Creditors exist with Claims              |
  ||                                                                           |
21|| under 11 U.S.C. S. 507(a)(3), (4), (5), (6), or (7).                      |
  ||                                                                           |
22||      3.         Class Of General Unsecured Claims.                        |
  ||                 ---------------------------------                         |
23||      General Unsecured Claims are Unsecured Claims not entitled           |
  ||                                                                           |
24|| to priority under Code Section 507(a).  The following chart               |
  ||                                                                           |
25||                                                                           |
  ||                                                                           |
26||                                                                           |
  ||                                                                           |
27||                                                                           |
  ||                                                                           |
28||                                                                           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -19-                          061320000003 |
 1|| identifies this Plan's treatment of the Class containing all of           |
  ||                                                          ---              |
 2|| Debtor's general Unsecured Claims:

  ||==========================================================================================================|
 4|| CLASS # |           DESCRIPTION      |  IMPAIRED (Y/N)        |        TREATMENT                         |
  ||=========|============================|========================|==========================================|
 5|| 2       | General Unsecured Claims   |  Impaired.  Members of |   Allowed unsecured claimants shall      |
  ||         |                            |  this Class are        |   receive a Distribution of 1 Unit of    |
 6||         | * Total amt of claims =    |  entitled to vote on   |   the Reorganized Debtor's Securities    |
  ||         | approximately $535,648.59  |  the Plan              |   for each dollar or Allowed             |
 7||         |                            |                        |   Unsecured Claim in full, final and     |
  ||         |                            |                        |   complete satisfaction of their         |
 8||         |                            |                        |   Claims against the Debtor.             |
  ||         |                            |                        |                                          |
 9||         |                            |                        |   As a result of the distribution of     |
  ||         |                            |                        |   Units to General Unsecured Claims,     |
10||         |                            |                        |   General Unsecured Claims will hold     |
  ||         |                            |                        |   a 21.47% ownership interest in the     |
11||         |                            |                        |   Reorganized Debtor.                    |
  ||         |                            |                        |                                          |
12||         |                            |                        |   Claimants will receive their  Pro      |
  ||         |                            |                        |   Rata Distribution of 30% of the        |
13||         |                            |                        |   Data common stock when  such common    |
  ||         |                            |                        |   stock is issued.                       |
14||         |                            |                        |                                          |
  ||         |                            |                        |   Claimants will receive their Pro Rata  |
15||         |                            |                        |   Distribution of 30% of the Digi common |
  ||         |                            |                        |   stock when such stock is issued.       |
16||==========================================================================================================|

17||      Exhibit "H" attached hereto lists all members of Class 2 and         |
  ||                                                                           |
18|| their relationship, if any, to the Debtor.                                |
  ||                                                                           |
19||      4.         Class Of Interest Holders.                                |
  ||                 -------------------------                                 |
20||      Interest Holders are the parties who hold ownership interest         |
  ||                                                                           |
21|| (i.e., equity interest) in the Debtor.  If the Debtor is a                |
  ||                                                                           |
22|| corporation, entities holding preferred or common stock in the            |
  ||                                                                           |
23|| Debtor are Interest Holders.  If the Debtor is a partnership, the         |
  ||                                                                           |
24|| interest holders include both general and limited partners.  If           |
  ||                                                                           |
25|| the Debtor is an individual, the Debtor is the interest holder.           |
  ||                                                                           |
26|| The following chart identifies this Plan's treatment of the Class         |
  ||                                                                           |
27|| of Interest Holders:                                                      |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -20-                          061320000003 |

 2||=================================================================================================================|
  || CLASS # |     DESCRIPTION       |  IMPAIRED (Y/N)      |               TREATMENT                                |
 3||=========|=======================|======================|========================================================|
  || 3       | Interest Holders -    |  Impaired Interest   | As soon as practicable after the Effective Date,       |
 4||         | Common Stock - 3,378  |  holders in this     | Allowed Interest Holders on the Record Date shall      |
  ||         | Shareholders exist    |  Class are entitled  | receive a Pro Rata Distribution of 33,551 Units of     |
 5||         |                       |  to vote on the      | the Reorganized Debtor's Securities in full            |
  ||         |                       |  Plan.               | satisfaction of all rights, interests and Claims       |
 6||         |                       |                      | of such Interest Holders.                              |
  ||         |                       |                      |                                                        |
 7||         |                       |                      | As a result of the distribution of Units to Interest   |
  ||         |                       |                      | Holders, Interest Holders will hold a 1.34%            |
 8||         |                       |                      | ownership interest in the Reorganized  Debtor.         |
  ||         |                       |                      |                                                        |
 9||         |                       |                      | Claimants will receive their Pro Rata Distribution     |
  ||         |                       |                      | of 30% of the Data common stock when such              |
10||         |                       |                      | common stock is issued.                                |
  ||         |                       |                      |                                                        |
11||         |                       |                      | Claimants will receive their Pro Rata Distribution of  |
  ||         |                       |                      | 30% of the Digi common stock when such stock is issued.|
12||==========================================================================================================|

13|| D.        Means Of Performing The Plan.                                   |
  ||           ----------------------------                                    |
14||           1.   Formation of a Business Development Corporation            |
  ||                -----------------------------------------------            |
15||                ("BDC").                                                   |
  ||                -------                                                    |
16||          Immediately following the distribution of its Units of           |
  ||                                                                           |
17|| Reorganized Debtor's Securities, the Reorganized Debtor will make         |
  ||                                                                           |
18|| a BDC election under the Investment Company Act which defines the         |
  ||                                                                           |
19|| Reorganized Debtor's business purpose, its venture capital                |
  ||                                                                           |
20|| investment activities and the type of companies in which it may           |
  ||                                                                           |
21|| invest.  This election will be made by the filing of a form               |
  ||                                                                           |
22|| N54-A.                                                                    |
  ||                                                                           |
23||          The Reorganized Debtor shall obtain capital for its              |
  ||                                                                           |
24|| investments from investors through private and public debt or             |
  ||                                                                           |
25|| equity offerings, as well as the proceeds of liquidation of its           |
  ||                                                                           |
26|| own portfolio.  Following the Debtor's or the Reorganized                 |
  ||                                                                           |
27|| Debtor's inceptive investment in Data, it may be desirable for            |
  ||                                                                           |
28|| the Reorganized Debtor to make additional follow-on investments.          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -21-                          061320000003 |
 1|| If working capital is not available for such purposes through             |
  ||                                                                           |
 2|| public or private equity offerings of the Reorganized Debtor's            |
  ||                                                                           |
 3|| securities or securities of Data, the Reorganized Debtor may use          |
  ||                                                                           |
 4|| its assets to guarantee borrowings by it or Data (leveraging).            |
  ||                                                                           |
 5|| Additionally, leveraging can be accomplished through the private          |
  ||                                                                           |
 6|| or public issuance of debt securities or other senior securities,         |
  ||                                                                           |
 7|| such as preferred stock.  Such borrowing and issuances of senior          |
  ||                                                                           |
 8|| securities are restricted by provisions of the Investment Company         |
  ||                                                                           |
 9|| Act.  The Reorganized Debtor may borrow from banks or other               |
  ||                                                                           |
10|| financial institutions and may issue senior securities                    |
  ||                                                                           |
11|| representing indebtedness in compliance with the asset coverage           |
  ||                                                                           |
12|| requirement of Section 80a-18 of the Investment Company Act.              |
  ||                                                                           |
13||        The Reorganized Debtor's investment objective is to invest         |
  ||                                                                           |
14|| its assets and/or management services in companies with gross             |
  ||                                                                           |
15|| sales of less the $500,000 annually  and selected situations              |
  ||                                                                           |
16|| (such as leveraged buyouts and established business operations            |
  ||                                                                           |
17|| that would benefit from public ownership) which demonstrate               |
  ||                                                                           |
18|| potential for long term capital growth.                                   |
  ||                                                                           |
19||        2.  The Business Activity Of the Reorganized Debtor.               |
  ||            -----------------------------------------------                |
20||        The Reorganized Debtor will focus its business operations on       |
  ||                                                                           |
21|| assisting small corporations (defined as sales of less than $50           |
  ||                                                                           |
22|| million annually) in capital formation.  The Reorganized Debtor           |
  ||                                                                           |
23|| shall service two types of companies: "Investment Companies" and          |
  ||                                                                           |
24|| "Client Companies."                                                       |
  ||                                                                           |
25||        An Investment Company is defined as a company in which the         |
  ||                                                                           |
26|| Reorganized Debtor has an equity position and which meets the             |
  ||                                                                           |
27|| Reorganized Debtor's investment objective.  An Investment Company         |
  ||                                                                           |
28|| shall typically expect its common stock to be publicly traded at          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -22-                          061320000003 |
 1|| some point in the near future.  As part of its growth strategy an         |
  ||                                                                           |
 2|| Investment Company expects with the Reorganized Debtor's                  |
  ||                                                                           |
 3|| assistance, to prepare and file a registration statement with the         |
  ||                                                                           |
 4|| SEC to raise additional equity capital for its growth.                    |
  ||                                                                           |
 5||      A Client Company is defined as a company that contracts for         |
  ||                                                                           |
 6|| the Reorganized Debtor's financing and/or selected services on a          |
  ||                                                                           |
 7|| fee for services basis.  The Reorganized Debtor supports its              |
  ||                                                                           |
 8|| Client Companies by offering significant management assistance            |
  ||                                                                           |
 9|| through a complete range of management and business consulting            |
  ||                                                                           |
10|| services.  The Reorganized Debtor, shall act as an incubator for          |
  ||                                                                           |
11|| new and development stage business, and shall seek to work with           |
  ||                                                                           |
12|| larger companies whose products and services have a better                |
  ||                                                                           |
13|| acceptance in the marketplace.  The Reorganized Debtor shall              |
  ||                                                                           |
14|| consistently follow its business plan by incorporating the                |
  ||                                                                           |
15|| following services: (1) Capital Formation Services, (2) Merger            |
  ||                                                                           |
16|| and Acquisition Services, (3) Management Consulting Services, and         |
  ||                                                                           |
17|| (4) Corporate Partnering.                                                 |
  ||                                                                           |
18||      The Reorganized Debtor shall derive its income through               |
  ||                                                                           |
19|| management consulting fees charged to the Investment Companies            |
  ||                                                                           |
20|| and client companies and profit from the selective sale of the            |
  ||                                                                           |
21|| Investment Companies securities it maintains in its portfolio.            |
  ||                                                                           |
22||       3.    Regulation of The Reorganized Debtor, A Business              |
  ||             ------------------------------------------------              |
23||             Development Company.                                          |
  ||             -------------------                                           |
24||       A BDC is defined in the Investment Company Act as any               |
  ||                                                                           |
25|| closed-end investment company which elects treatment as a BDC             |
  ||                                                                           |
26|| under the Investment Company Act and which is operated for the            |
  ||                                                                           |
27|| purpose of making investments in eligible portfolio companies,            |
  ||                                                                           |
28|| follow-on investments in formerly eligible portfolio companies            |
  ||                                                                           |

  ||RBS/00062745.WPD/DIS/16774.00   -23-                          061320000003 |

 1|| and investments in certain bankrupt on insolvent companies.  An           |
  ||                                                                           |
 2|| eligible portfolio company is basically a company that does not           |
  ||                                                                           |
 3|| have ready access to capital through conventional financial               |
  ||                                                                           |
 4|| channels.  It is defined as any United States domiciled company           |
  ||                                                                           |
 5|| which is not itself an investment company and which (a) does not          |
  ||                                                                           |
 6|| have a class of securities registered on a national securities            |
  ||                                                                           |
 7|| exchange or eligible, for margin purchase under Federal Reserve           |
  ||                                                                           |
 8|| Board rules or (b) is actively controlled by another BDC, either          |
  ||                                                                           |
 9|| alone or as part of a group acting together and has an affiliate          |
  ||                                                                           |
10|| of the BDC on its board of directors.  In most instances, a               |
  ||                                                                           |
11|| portfolio company must be a company to which the BDC extends              |
  ||                                                                           |
12|| significant managerial consulting assistance either through the           |
  ||                                                                           |
13|| exercise of control or through an arrangement whereby the BDC,            |
  ||                                                                           |
14|| acting through it directors, officers and employees, provides             |
  ||                                                                           |
15|| significant guidance and counsel concerning the management                |
  ||                                                                           |
16|| operations or business objectives, and policies of the company.           |
  ||                                                                           |
17||      The Investment Company Act prohibits or restricts the                |
  ||                                                                           |
18|| Reorganized Debtor from investing in certain types of companies,          |
  ||                                                                           |
19||such as Broker/Dealers (which must be wholly-owned by the BDC),            |
  ||                                                                           |
20|| insurance companies, investment banking firms and investment              |
  ||                                                                           |
21|| companies (with exception to wholly owned Small Business                  |
  ||                                                                           |
22|| Investment Companies licensed by the Small Business                       |
  ||                                                                           |
23|| Administration).                                                          |
  ||                                                                           |
24||      The Investment Company Act also limits the type of assets            |
  ||                                                                           |
25|| that the Reorganized Debtor may acquire to qualifying assets and          |
  ||                                                                           |
26|| certain other assets necessary for its operations (such as office         |
  ||                                                                           |
27|| furniture, equipment and facilities) if, at the time of the               |
  ||                                                                           |
28|| acquisition, less than 70% of the value of the Reorganized                |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -24-                          061320000003 |
 1|| Debtor's assets consist of qualifying assets.  Qualifying assets          |
  ||                                                                           |
 2|| include:                                                                  |
  ||                                                                           |
 3||      a.        Securities of companies that were eligible                 |
  ||                                                                           |
 4|| portfolio companies at the time that the Reorganized Debtor               |
  ||                                                                           |
 5|| acquired their securities,                                                |
  ||                                                                           |
 6||       b.        Securities of bankrupt or insolvent companies             |
  ||                                                                           |
 7|| that are not otherwise eligible portfolio companies,                      |
  ||                                                                           |
 8||       c.        Securities acquired as follow-on investments in           |
  ||                                                                           |
 9|| companies that were eligible portfolio companies, provided that           |
  ||                                                                           |
10|| the Reorganized Debtor has maintained a substantial portion of            |
  ||                                                                           |
11|| its initial investment in those companies,                                |
  ||                                                                           |
12||        d.        Securities received in exchange for or                   |
  ||                                                                           |
13|| distributed on or with respect to any of the foregoing, and               |
  ||                                                                           |
14||        e.        Cash items, U.S. Government securities and               |
  ||                                                                           |
15|| Investment quality short term debt securities.                            |
  ||                                                                           |
16||        The Investment Company Act also places restrictions on the         |
  ||                                                                           |
17|| nature of the transactions in which, and the persons from whom,           |
  ||                                                                           |
18|| securities can be purchased for the securities to be considered           |
  ||                                                                           |
19|| as qualifying assets.                                                     |
  ||                                                                           |
20||        The Reorganized Debtor shall be permitted by the Investment        |
  ||                                                                           |
21|| Company Act, under specified conditions, to issue multiple                |
  ||                                                                           |
22|| classes of senior debt and a single class of preferred stock              |
  ||                                                                           |
23|| provided its asset coverage, as defined in the Investment Company         |
  ||                                                                           |
24|| Act is at least 200% after the issuance of the debt or the                |
  ||                                                                           |
25|| preferred stock.                                                          |
  ||                                                                           |
26||        The Reorganized Debtor thus may sell its portfolio                 |
  ||                                                                           |
27|| securities at a price that is below the prevailing net asset              |
  ||                                                                           |
28|| value per share only upon the approval of the holders of a                |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -25-                          061320000003 |
 1|| majority of its voting securities held by nonaffiliated persons,          |
  ||                                                                           |
 2|| at its last annual meeting or within one year prior to the                |
  ||                                                                           |
 3|| transactions.  In addition, the Reorganized Debtor may from time          |
  ||                                                                           |
 4|| to time repurchase its common stock, subject to the restrictions          |
  ||                                                                           |
 5|| of the Investment Company Act and the corporate laws of the state         |
  ||                                                                           |
 6|| of its incorporation (Nevada).                                            |
  ||                                                                           |
 7||      A BDC may issue limited amounts of warrants, options and             |
  ||                                                                           |
 8|| rights to purchase its securities to its directors, officers and          |
  ||                                                                           |
 9|| employees (and provide loans to those persons for the exercise            |
  ||                                                                           |
10|| thereof) in connection with an executive compensation plan, if            |
  ||                                                                           |
11|| certain conditions are met.  These conditions include the                 |
  ||                                                                           |
12|| approval of:                                                              |
  ||                                                                           |
13||             a.        A majority of the Reorganized Debtor's voting       |
  ||                                                                           |
14|| securities,                                                               |
  ||                                                                           |
15||             b.        A majority of the independent members of its        |
  ||                                                                           |
16|| Board of Directors,                                                       |
  ||                                                                           |
17||             c.        A majority of the directors who have no             |
  ||                                                                           |
18|| financial interest in the transaction.                                    |
  ||                                                                           |
19||      The issuance of options, warrants or rights to directors who         |
  ||                                                                           |
20|| are not also officers or employees of the Reorganized Debtor              |
  ||                                                                           |
21|| requires the prior approval of the SEC.  As defined in the                |
  ||                                                                           |
22|| Investment Company Act, the term majority of the Reorganized              |
  ||                                                                           |
23|| Debtor's outstanding voting securities means the lesser of the            |
  ||                                                                           |
24|| vote of:                                                                  |
  ||                                                                           |
25||              1.        67% or more of the Reorganized Debtor's common     |
  ||                                                                           |
26|| stock present at a meeting, if holders of more that 50% of the            |
  ||                                                                           |
27|| outstanding common stock are present or represented by proxy, or          |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -26-                          061320000003 |
 1||               2.        more than 50% of the Reorganized Debtor's         |
  ||                                                                           |
 2|| outstanding common stock.                                                 |
  ||                                                                           |
 3||      Under the Investment Company Act, as applied to a BDC, most          |
  ||                                                                           |
 4|| transactions involving the Reorganized Debtor and its affiliates          |
  ||                                                                           |
 5|| (as well as affiliates of those affiliates) require the prior             |
  ||                                                                           |
 6|| approval of a majority of the Reorganized Debtor's independent            |
  ||                                                                           |
 7|| directors and a majority of the directors having no financial             |
  ||                                                                           |
 8|| interest in such transactions.                                            |
  ||                                                                           |
 9||      Some transactions involving certain closely affiliated               |
  ||                                                                           |
10|| persons of the Reorganized Debtor, including its directors,               |
  ||                                                                           |
11|| officers, and employees require the prior approval of the SEC.            |
  ||                                                                           |
12|| In general, (a) any person who owns, controls or those holders            |
  ||                                                                           |
13|| with power to vote more than 5% of the Reorganized Debtor's               |
  ||                                                                           |
14|| outstanding common stock, (b) any director, executive officer or          |
  ||                                                                           |
15|| general partner or that person, and (c) any person who directly           |
  ||                                                                           |
16|| or indirectly controls, is controlled by, or is under common              |
  ||                                                                           |
17|| control with that person, must obtain the prior approval of a             |
  ||                                                                           |
18|| majority of the Reorganized Debtor's independent directors, and           |
  ||                                                                           |
19|| in some situations, the prior approval of the SEC, before                 |
  ||                                                                           |
20|| engaging in certain transactions involving the Reorganized Debtor         |
  ||                                                                           |
21|| or any company controlled by the Reorganized Debtor.  The                 |
  ||                                                                           |
22|| Investment Company Act generally does not restrict transactions           |
  ||                                                                           |
23|| between the Reorganized Debtor and its Investment Companies.              |
  ||                                                                           |
24||      In accordance with Section 18-56(a) of the Investment                |
  ||                                                                           |
25|| Company Act, a majority of the members of the Reorganized                 |
  ||                                                                           |
26|| Debtor's Board of Directors must not be interested persons of the         |
  ||                                                                           |
27|| Reorganized Debtor as that term is defined in Section 18-2(a)(19)         |
  ||                                                                           |
28|| of the Investment Company Act.  Generally, interested persons of          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -27-                          061320000003 |
 1|| the Reorganized Debtor include all affiliated persons of the              |
  ||                                                                           |
 2|| Reorganized Debtor and members of their immediate families, any           |
  ||                                                                           |
 3|| interested person of an Underwriter or of an Investment Advisor           |
  ||                                                                           |
 4|| to the Reorganized Debtor, any person who has acted as legal              |
  ||                                                                           |
 5|| counsel to the Reorganized Debtor within the last two fiscal              |
  ||                                                                           |
 6|| years, or any broker or dealer, or any affiliate of a                     |
  ||                                                                           |
 7|| Broker/Dealer.                                                            |
  ||                                                                           |
 8||    It is likely that in some cases the Reorganized Debtor may             |
  ||                                                                           |
 9|| be deemed to be an affiliate of the companies in which it invests         |
  ||                                                                           |
10|| by virtue of sharing control of those companies, as a result of           |
  ||                                                                           |
11|| its stockholdings, the positions of its officers and directors            |
  ||                                                                           |
12|| who also serve a directors and officers of such Investment                |
  ||                                                                           |
13|| Companies, or for other reasons.  Additional restriction on the           |
  ||                                                                           |
14|| ability of the Reorganized Debtor to sell or transfer securities          |
  ||                                                                           |
15|| of its Investment Companies could also be severely limited by the         |
  ||                                                                           |
16|| nature of the insider trading rules imposed under the Investment          |
  ||                                                                           |
17|| Company Act.                                                              |
  ||                                                                           |
18||    In addition to the above described provisions of the                   |
  ||                                                                           |
19|| Investment Company Act, there are a number of other provisions of         |
  ||                                                                           |
20|| the federal securities laws that affect the ongoing operations of         |
  ||                                                                           |
21|| the Reorganized Debtor.  Restrictions imposed by federal and              |
  ||                                                                           |
22|| state securities laws, in addition to possible contractual                |
  ||                                                                           |
23|| provisions, may affect adversely the ability of the Reorganized           |
  ||                                                                           |
24|| Debtor to sell or otherwise to distribute its portfolio                   |
  ||                                                                           |
25|| securities.                                                               |
  ||                                                                           |
26||     Most, if not all securities, in which the Reorganized Debtor          |
  ||                                                                           |
27|| acquires as venture capital investments will be restricted                |
  ||                                                                           |
28|| securities within the meaning of the Securities and Exchange Act          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -28-                          061320000003 |
 1|| of 1933, as amended, and will not permitted to be resold without          |
  ||                                                                           |
 2|| compliance with the Securities and Exchange Act.  Thus, the               |
  ||                                                                           |
 3|| Reorganized Debtor will not be permitted to resell portfolio              |
  ||                                                                           |
 4|| securities unless a registration statement has been declared              |
  ||                                                                           |
 5|| effective, or unless the Reorganized Debtor is able to rely on an         |
  ||                                                                           |
 6|| available exemption from such registration requirements.  In most         |
  ||                                                                           |
 7|| cases, the Reorganized Debtor will endeavor to obtain from its            |
  ||                                                                           |
 8|| Investment Companies registration rights pursuant to which the            |
  ||                                                                           |
 9|| Reorganized Debtor will be able to demand that an Investment              |
  ||                                                                           |
10|| Company register the securities owned by the Reorganized Debtor           |
  ||                                                                           |
11|| at the expense of the Investment Company.  Even if the Investment         |
  ||                                                                           |
12|| Companies bear this expense, however, the registration of the             |
  ||                                                                           |
13|| securities owned by the Reorganized Debtor is likely to be a time         |
  ||                                                                           |
14|| consuming process, and the Reorganized Debtor always bears the            |
  ||                                                                           |
15|| risk, because of these delays, that it will be unable to resell           |
  ||                                                                           |
16|| such securities, or that it will not be able to obtain an                 |
  ||                                                                           |
17|| attractive price for the securities,  Additionally, the                   |
  ||                                                                           |
18|| Reorganized Debtor may never be able to distribute the securities         |
  ||                                                                           |
19|| of certain Investment Companies to stockholders in certain states         |
  ||                                                                           |
20|| because the Investment Companies may not qualify for registration         |
  ||                                                                           |
21|| in those states, pursuant to each individual state blue sky laws.         |
  ||                                                                           |
22||     Sometimes the Reorganized Debtor will not register portfolio          |
  ||                                                                           |
23|| securities for sale but will seek to rely upon an exemption from          |
  ||                                                                           |
24|| registration.  In most cases, the expenses associated with                |
  ||                                                                           |
25|| seeking exemptive relief will be borne by the Reorganized Debtor.         |
  ||                                                                           |
26|| The most likely exemption available to the Reorganized Debtor             |
  ||                                                                           |
27|| is section 4(1) of the Securities and Exchange Act of 1933, which in      |
  ||                                                                           |
28|| effect, exempts sales of securities not involving a distribution          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -29-                          061320000003 |
 1|| of the securities.  This exemption will likely be available to            |
  ||                                                                           |
 2|| permit a private sale of portfolio securities, and in some cases          |
  ||                                                                           |
 3|| a public sale, if the provisions of Rule 144 promulgated under            |
  ||                                                                           |
 4|| the Securities and Exchange Act of 1933 are satisfied.  In                |
  ||                                                                           |
 5|| general, under Rule 144 affiliates may, in certain circumstances,         |
  ||                                                                           |
 6|| sell within any three month period a number of shares not to              |
  ||                                                                           |
 7|| exceed the greater of (a) 1% of the then outstanding shares of            |
  ||                                                                           |
 8|| common stock, or (b) the average weekly trading volume of the             |
  ||                                                                           |
 9|| common stock during the previous four calendar weeks preceding            |
  ||                                                                           |
10|| such sale.  Sales under Rule 144 are also subject to certain              |
  ||                                                                           |
11|| provisions, notice requirements and the availability of public            |
  ||                                                                           |
12|| information about the issuer.  A person who is not deemed to have         |
  ||                                                                           |
13|| been an affiliate of the issuer at any time during the three              |
  ||                                                                           |
14|| months preceding a sale and who also has beneficially owned his           |
  ||                                                                           |
15|| shares for at least three years would be entitle to sell such             |
  ||                                                                           |
16|| shares under Rule 144 without regard to the volume limitation,            |
  ||                                                                           |
17|| manner of sale provisions, notice requirements or the                     |
  ||                                                                           |
18|| availability of public information requirement otherwise                  |
  ||                                                                           |
19|| applicable.                                                               |
  ||                                                                           |
20||    The Reorganized Debtor may elect to distribute in-kind                 |
  ||                                                                           |
21|| securities of Investment Companies to its stockholders.  Prior to         |
  ||                                                                           |
22|| any such distributions, the Reorganized Debtor expects that it            |
  ||                                                                           |
23|| will need to file, and cause the issuers of such distributed              |
  ||                                                                           |
24|| securities to file, a registration statement or in the                    |
  ||                                                                           |
25|| alternative, an information statement which will permit the               |
  ||                                                                           |
26|| distribution of such securities and also permit distributed               |
  ||                                                                           |
27|| stockholders of the Reorganized Debtor to sell such distributed           |
  ||                                                                           |
28|| securities.  Notwithstanding the forgoing and the filing of a             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -30-                          061320000003 |
 1|| registration statement, stockholders in certain states may not be         |
  ||                                                                           |
 2|| eligible to receive certain in-kind distributions due to state            |
  ||                                                                           |
 3|| securities law restrictions.                                              |
  ||                                                                           |
 4||      4. Initial Transactions By Reorganized Debtor.                       |
  ||         ------------------------------------------                        |
 5||      The Debtor's initial investee company will be Data.  Once            |
  ||                                                                           |
 6|| the Data venture is off the ground, the Reorganized Debtor will           |
  ||                                                                           |
 7|| invest in other companies.  Digi Commerce Corporation will be the         |
  ||                                                                           |
 8|| Debtor's second investee company.                                         |
  ||                                                                           |
 9||         a.        Acquisition of Data                                     |
  ||                   -------------------                                     |
10||      Data is the proposed initial investee company of the                 |
  ||                                                                           |
11|| Reorganized Debtor.  The Debtor has acquired 1,000,000 shares of          |
  ||                                                                           |
12|| Data common stock (representing 100% of Data's total stock                |
  ||                                                                           |
13|| outstanding) from First Portland Corporation (30% shareholder),           |
  ||                                                                           |
14|| Bernie Budney (55% shareholder) and Jande International Holdings          |
  ||                                                                           |
15|| LLC (15% shareholder) by issuing such shareholders of Data one            |
  ||                                                                           |
16|| share of the Debtor's Class A Preferred Stock for every ten               |
  ||                                                                           |
17|| shares of Data common stock owned.(1)  The purchase of 100% of the        |
  ||                                                                           |
18|| Data common stock will result in Data's shareholders holding              |
  ||                                                                           |
19|| 100,000 shares of the Class A Preferred Stock of the Debtor.  The         |
  ||                                                                           |
20|| acquisition of Data also requires a $100,000 capital contribution         |
  ||                                                                           |
21|| from the Debtor.  The purchase of the Data common stock by the            |
  ||                                                                           |
22|| Reorganized Debtor will result in Data's shareholders acquiring           |
  ||                                                                           |
23|| the following distribution of Class A Preferred Stock:                    |
  ||                                                                           |
24||  -----------------------------                                            |
  || 1/ Susequent to approval of the Motion by the United States               |
25||--                                                                         |
  || Bankruptcy Court David Noles, the holder of 250,000 shares of Data,       |
26|| sold his Data common stock back to Data.  This stock was then             |
  || purchased by Jande International Holdings LLC which purchased             |
27|| 150,000 shares of the Data common stock, First Portland Corporation       |
  || which purchased 50,000 shares of the Data common stock and Bernie         |
28|| Budney who purchased 50,000 of the Data common stock.                     |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -31-                          061320000003 |
 1|||------------------------------|------------|-------------|----------------|
  |||       DATA                   | OWNERSHIP  | # OF DATA   | # OF PREFERRED |
 2|||    SHAREHOLDERS              |  INTEREST  |   SHARES    |  STOCK SHARES  |
  |||------------------------------|------------|-------------|----------------|
 3||| First Portland Corporation   |    25%     |   250,000   |     25,000     |
  |||------------------------------|------------|-------------|----------------|
 4||| Bernie Budney                |    50%     |   500,000   |     50,000     |
  |||------------------------------|------------|-------------|----------------|
 5||| Jande International Holdings |     15%    |   150,000   |     15,000     |
  |||------------------------------|------------|-------------|----------------|
 6||                                                                           |
  ||                                                                           |
 7|| The Reorganized Debtor intends to distribute thirty percent               |
  ||                                                                           |
 8|| (30%), 300,000, of the Data securities owned by it to                     |
  ||                                                                           |
 9|| shareholders who are to receive securities under the Plan on a            |
  ||                                                                           |
10|| Pro Rata basis based upon Units held.  The Debtor has agreed to           |
  ||                                                                           |
11|| provide Data $1,000,000 (of which $100,000 has already been paid)         |
  ||                                                                           |
12|| over a two year period for operational purposes including                 |
  ||                                                                           |
13|| marketing, sales and development.  Once Data has received a total         |
  ||                                                                           |
14|| of $1,000,000, the Reorganized Debtor will register the Data              |
  ||                                                                           |
15|| stock owned by it with the Securities and Exchange Commission.            |
  ||                                                                           |
16|| The registration of Data stock also will include the common stock         |
  ||                                                                           |
17|| resulting from the conversion of the Class A Preferred Stock.             |
  ||                                                                           |
18|| The Class A Preferred Stock issued in exchange for Data common            |
  ||                                                                           |
19|| stock will not be issued pursuant to Section 1145 of the Code.            |
  ||                                                                           |
20|| It is anticipated that the Data Common Stock will be registered           |
  ||                                                                           |
21|| within one year of Plan Confirmation.                                     |
  ||                                                                           |
22||      As defined by the Plan, "Class A Preferred Stock" means One          |
  ||                                                                           |
23|| Hundred Thousand (100,000) shares of Class A Preferred Stock              |
  ||                                                                           |
24|| issued by the Debtor.  The Class A Preferred Stock shall be               |
  ||                                                                           |
25|| convertible into common stock of Data held by the Reorganized             |
  ||                                                                           |
26|| Debtor upon the earlier to occur:  (i) twelve (12) months from            |
  ||                                                                           |
27|| issuance, (ii) an investment totaling $1,000,000 is made in Data          |
  ||                                                                           |
28|| by the Reorganized Debtor, or (iii) a registration with the               |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -32-                          061320000003 |
 1|| Securities and Exchange Commission of Data's stock becomes                |
  ||                                                                           |
 2|| effective.  The Class A Preferred Stock shall not pay a dividend          |
  ||                                                                           |
 3|| and shall have voting rights only with respect to Data equal to           |
  ||                                                                           |
 4|| 4,000,000 shares of Data.  The Class A Preferred Stock shall be           |
  ||                                                                           |
 5|| convertible into Data common stock pursuant to the following              |
  ||                                                                           |
 6|| formula:  the converted shares shall be equal to 68% of the total         |
  ||                                                                           |
 7|| Data common shares (3.4 million shares) to be issued after                |
  ||                                                                           |
 8|| conversion.  Twelve percent (12%) of the issued Data common               |
  ||                                                                           |
 9|| shares (600,000 shares) shall be reserved for private placements          |
  ||                                                                           |
10|| and other stock issuances and 20% of the Data common shares               |
  ||                                                                           |
11|| (1,000,000 shares) will remain with the Reorganized Debtor.               |
  ||                                                                           |
12|| Thus, if all of the Preferred Class A Stock is converted to the           |
  ||                                                                           |
13|| Common Stock of Data, the Reorganized Debtor will retain 20% of           |
  ||                                                                           |
14|| the Data common stock (1,000,000 shares) and Debtor's Creditors           |
  ||                                                                           |
15|| and Interest Holders will hold a total of 6% (300,000 shares)             |
  ||                                                                           |
16|| upon registration of the DataNet Common Stock.  Therefore, upon           |
  ||                                                                           |
17|| conversion control of Data will shift to the holders of the Class         |
  ||                                                                           |
18|| A Preferred Stock.                                                        |
  ||                                                                           |
19||         b.        Data Business Operations And Assets.                    |
  ||                   -----------------------------------                     |
20||     Data owns the product and distribution rights to the Pocket           |
  ||                                                                           |
21|| MLS.  The Pocket MLS provides instant access to current,                  |
  ||                                                                           |
22|| affordable and portable multiple-listing real property information        |
  ||                                                                           |
23|| instantaneously whether the user is in the office, at home or on          |
  ||                                                                           |
24|| the road.  The current product is a very basic personal digital           |
  ||                                                                           |
25|| assistant (PDA) called a Reader that realtors can use to search           |
  ||                                                                           |
26|| and view current MLS information.  There are approximately 5,600          |
  ||                                                                           |
27|| Readers, 1,400 of which are currently in the field.  The Reader,          |
  ||                                                                           |
28|| along with the software, replaces the traditional MLS printed             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -33-                          061320000003 |
 1|| catalogue and is updated on a daily basis.  Currently, Data has           |
  ||                                                                           |
 2|| contracts with 34 of the approximate 1,700 real estate boards             |
  ||                                                                           |
 3|| nationwide to supply MLS information to their members by way of           |
  ||                                                                           |
 4|| the Pocket MLS.  Through Data's proprietary software and                  |
  ||                                                                           |
 5|| compression technology, a user of the Pocket MLS is able to dial          |
  ||                                                                           |
 6|| into the Real Estate Board's computer each night and download             |
  ||                                                                           |
 7|| multiple listing information so that the Reader can be updated            |
  ||                                                                           |
 8|| with the most current information.  Currently, the reader is              |
  ||                                                                           |
 9|| supplied to realtors at no charge, and an update fee of $30.00 per        |
  ||                                                                           |
10|| month is paid by users, usually by credit card.                           |
  ||                                                                           |
11||      Data also is considering taking this product to other                |
  ||                                                                           |
12|| industries that require accurate, affordable, current and portable        |
  ||                                                                           |
13|| information.  At present, Data is introducing its technology to           |
  ||                                                                           |
14|| the automotive industry with the support of the National Auto             |
  ||                                                                           |
15|| Dealers Association for the purpose of creating an electronic Book        |
  ||                                                                           |
16|| providing current vehicle pricing, updated in a similar fashion as        |
  ||                                                                           |
17|| the MLS system discussed above.                                           |
  ||                                                                           |
18||      Data's current assets are estimated to be valued at                  |
  ||                                                                           |
19|| approximately $1.4 million.  See Exhibit "A."  Data's products            |
  ||                                                                           |
20|| include the Reader and a PCMCIA card burner and SCCI card which           |
  ||                                                                           |
21|| together make up the "loader."  The loader is attached to a               |
  ||                                                                           |
22|| personal computer which is updated daily through its modem by             |
  ||                                                                           |
23|| Data's master server.  DataNet owns the Info Reader, DataNet              |
  ||                                                                           |
24|| Infopak and Infocard, the technology used for the Pocket MLS and          |
  ||                                                                           |
25|| PCMCIA card, and United States patents are currently pending with         |
  ||                                                                           |
26|| respect to such technology.  DataNet has no reason to believe that        |
  ||                                                                           |
27|| its rights with respect to this technology are subject to                 |
  ||                                                                           |
28|| challenge.                                                                |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -34-                          061320000003 |
 1||      A major distinction exists between the ability to access             |
  ||                                                                           |
 2|| multiple listing services through the internet in one's office or         |
  ||                                                                           |
 3|| by a portable laptop (which is exceedingly costly) and the                |
  ||                                                                           |
 4|| Pocket MLS, which costs approximately $30 per month.                      |
  ||                                                                           |
 5||      While computer access to MLS information exists and has              |
  ||                                                                           |
 6|| existed for a number of years, both by desktop computers and              |
  ||                                                                           |
 7|| laptop, this information source is not a direct competitor of the         |
  ||                                                                           |
 8|| Pocket MLS, which is a personal digital assistant (PDA), a new            |
  ||                                                                           |
 9|| technology.  With the PDA, one is able to download the pertinent          |
  ||                                                                           |
10|| MLS information once a day (in about a minute) and carry such             |
  ||                                                                           |
11|| information on the PCMCIA card, which with DataNet's compression          |
  ||                                                                           |
12|| technology, holds a large amount of information and allows one to         |
  ||                                                                           |
13|| complete a search in seconds (far faster than a PC or laptop).  A         |
  ||                                                                           |
14|| desktop computer is not portable, needs an expensive desktop              |
  ||                                                                           |
15|| program such as Top Performer (tm), to store the MLS information,         |
  ||                                                                           |
16|| is slower than the Pocket MLS and costs many times more than the          |
  ||                                                                           |
17|| Pocket MLS in terms of hardware and downloading costs.  A huge            |
  ||                                                                           |
18|| distinction exists between the market for laptop/notebook                 |
  ||                                                                           |
19|| computers and PDAs.                                                       |
  ||                                                                           |
20||      The only direct competition that exists with respect to the          |
  ||                                                                           |
21|| Pocket MLS is a new product that is supposed to be introduced some        |
  ||                                                                           |
22|| time in the year 2000 that is based on the Palm Pilot PDA.  This          |
  ||                                                                           |
23|| product will work off a desktop program and will allow the user to        |
  ||                                                                           |
24|| transfer MLS data from the user's computer to the Palm Pilot PDA          |
  ||                                                                           |
25|| (instead of printing out a report).  The Palm Pilot PDA does not          |
  ||                                                                           |
26|| use a PCMCIA card or compression technology, thus, this technology        |
  ||                                                                           |
27|| carries a limited amount of data and its search capabilities are          |
  ||                                                                           |
28|| limited.                                                                  |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -35-                          061320000003 |
 1||      Data's management team consists of Ely Mandell and Bernie            |
  ||                                                                           |
 2|| Budney whose resumes are attached hereto as Exhibit "I."  Bernie          |
  ||                                                                           |
 3|| Budney is Data's President.  Ely Mandell shall serve as Data's            |
  ||                                                                           |
 4|| Secretary and Executive Vice President.  Ely Mandell shall resign         |
  ||                                                                           |
 5|| as President of the Debtor on or before the Effective Date.               |
  ||                                                                           |
 6||      Data was formed December, 1999 as a Nevada corporation.              |
  ||                                                                           |
 7|| DataNet Enterprises, LLC was run solely by David Noles and                |
  ||                                                                           |
 8|| Millennium was owned and operated by Bernie Budney.  While Bernie         |
  ||                                                                           |
 9|| Budney will have an active management position in Data, David             |
  ||                                                                           |
10|| Noles will not hold a management position and will not be involved        |
  ||                                                                           |
11|| with Data.                                                                |
  ||                                                                           |
12||           5.   Future Transactions of the Debtor - Digi Commerce          |
  ||                -------------------------------------------------          |
13||                Corporation.                                               |
  ||                -----------                                                |
14||           Once Data has been funded by the Reorganized Debtor, Digi       |
  ||                                                                           |
15|| shall be the next investee company to be funded.  It is                   |
  ||                                                                           |
16|| anticipated that it may be up to four years after the Effective           |
  ||                                                                           |
17|| Date before the Digi stock is issued and distributed.                     |
  ||                                                                           |
18||          In May 1999, the Debtor registered the Internet Domain names     |
  ||                                                                           |
19|| of "DIGI-Commerce.com" and "DIGI-Commerce.net."  The Debtor also          |
  ||                                                                           |
20|| signed a nonexclusive sales agency agreement with Fogdog Sports           |
  ||                                                                           |
21|| which provides that the Debtor through its e-commerce Internet            |
  ||                                                                           |
22|| site may sell Fogdog Sports' inventory for a 20% commission or            |
  ||                                                                           |
23|| agency profit.  With this transaction in mind the Debtor leased a         |
  ||                                                                           |
24|| web based server, and began developing its e-commerce Internet            |
  ||                                                                           |
25|| site.  These assets will be used by the Reorganized Debtor to form        |
  ||                                                                           |
26|| a wholly owned investee company named "Digi Commerce Corporation"         |
  ||                                                                           |
27|| ("Digi").                                                                 |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -36-                          061320000003 |
 1||      Digi will be a start-up E-commerce travel reservations World         |
  ||                                                                           |
 2|| Wide Web design Assistance Company with Internet Service Provider         |
  ||                                                                           |
 3|| aspects.  Digi will provide web design and access assistance to           |
  ||                                                                           |
 4|| merchants in a mall or portal type of setting for specific travel         |
  ||                                                                           |
 5|| destinations.  Digi will also maintain, market and operate DIGI-          |
  ||                                                                           |
 6|| ]commerce.net and DIGI-commerce.com which will sell various               |
  ||                                                                           |
 7|| products, including sporting good products in accordance with the         |
  ||                                                                           |
 8|| Fogdog Sorts contract over the internet.                                  |
  ||                                                                           |
 9||      Digi plans to develop an Internet Cafe concept to facilitate         |
  ||                                                                           |
10|| its online E-commerce process.  Digi envisions establishing local         |
  ||                                                                           |
11|| hubs within small village communities, especially where most of           |
  ||                                                                           |
12|| the residents are transient by opening Digi cafes.  These cafes           |
  ||                                                                           |
13|| will serve a limited food menu, be approximately 1,500 to 2,000           |
  ||                                                                           |
14|| square feet (equal to a large Starbucks) seat 50 to 75 patrons            |
  ||                                                                           |
15|| with 30 internet seats. The  Digi cafes will also house the               |
  ||                                                                           |
16|| servers and modems, thus they will serve as a hub and meeting             |
  ||                                                                           |
17|| place. Digi Cafe customers will be able to order E-commerce               |
  ||                                                                           |
18|| products with the assistance from knowledgeable staff.  Cafe              |
  ||                                                                           |
19|| customers will begin the E-commerce experience by ordering smaller        |
  ||                                                                           |
20|| items, such  as compact disks and books.  As the Cafes are located        |
  ||                                                                           |
21|| in resort area, customers will be able to purchase items not              |
  ||                                                                           |
22|| available in the local community.  Digi Cafe customers will also          |
  ||                                                                           |
23|| be able to purchase products such as computer hardware, clothing          |
  ||                                                                           |
24|| and travel.  Digi will earn a commission or a credit card discount        |
  ||                                                                           |
25|| on every purchase created through affiliated E-commerce merchants         |
  ||                                                                           |
26|| and sites.  Local Merchants lacking computer facilities will              |
  ||                                                                           |
27|| develop their Web presence with assistance from cafe staff if             |
  ||                                                                           |
28|| needed.                                                                   |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -37-                          061320000003 |
 1||      Digi proposes to open Digi cafes in four-season destination          |
  ||                                                                           |
 2|| resort cities.  The cafe product mix will tend to appeal to the           |
  ||                                                                           |
 3|| work force, the transient population (visitors), as well as the           |
  ||                                                                           |
 4|| year-round population of vacation homeowners and merchants.  These        |
  ||                                                                           |
 5|| cities must have a village like setting, where the resorts revolve        |
  ||                                                                           |
 6|| around a main village as a hub, Digi has identified sixteen               |
  ||                                                                           |
 7|| suitable sites in the North American Continent.  Village-like             |
  ||                                                                           |
 8|| settings tend to attract 500,000 to 2,000,000 tourists annually.          |
  ||                                                                           |
 9|| The cafe concept will provide tourists as well as the local               |
  ||                                                                           |
10|| workforce (unable to afford computer equipment) with a place to           |
  ||                                                                           |
11|| check e-mail, enjoy inexpensive entertainment, and socialize in a         |
  ||                                                                           |
12|| local atmosphere.                                                         |
  ||                                                                           |
13||      Digi will organize under Nevada Law after Confirmation.              |
  ||                                                                           |
14|| Digi shall have 20,000,000 authorized shares of common stock and          |
  ||                                                                           |
15|| 10,000,000 authorized shares of preferred stock.  Upon formation,         |
  ||                                                                           |
16|| Digi shall issue 4,000,000 shares of common stock, which                  |
  ||                                                                           |
17|| constitutes 100% of issued Digi common stock, to the Reorganized          |
  ||                                                                           |
18|| Debtor in exchange for a transfer of all of the Debtor's assets           |
  ||                                                                           |
19|| excluding the Rights of Action.  The Reorganized Debtor intends to        |
  ||                                                                           |
20|| distribute thirty percent (30%) of the Digi stock to parties who          |
  ||                                                                           |
21|| are to receive securities, Units, under the Plan on a Pro Rata            |
  ||                                                                           |
22|| basis.  The Digi Stock shall be registered and will not be issued         |
  ||                                                                           |
23|| pursuant to Section 1145 of the Code.  Once Data has been funded          |
  ||                                                                           |
24|| by the Reorganized Debtor, Digi shall be the next investee company        |
  ||                                                                           |
25|| to be funded.  Ely Mandell shall serve as President and sole              |
  ||                                                                           |
26|| Director of Digi.  Other officers will be named upon formation of         |
  ||                                                                           |
27|| Digi.                                                                     |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -38-                          061320000003 |
 1||          6.  Borrowing Of Money To Fund Plan.                             |
  ||              -------------------------------                              |
 2||          Pursuant to Bankruptcy Court approval, the Debtor was            |
  ||                                                                           |
 3|| authorized to borrow up to $310,000 from several individuals and          |
  ||                                                                           |
 4|| issue its notes to evidence the indebtedness (the "Debtor's               |
  ||                                                                           |
 5|| Certificates of Indebtedness").  The funds from the Debtor's              |
  ||                                                                           |
 6|| Certificates of Indebtedness will be used to fund the Data                |
  ||                                                                           |
 7|| transaction, the costs associated with acquisition of 1,000,000           |
  ||                                                                           |
 8|| shares of Data common stock, the costs associated with                    |
  ||                                                                           |
 9|| reorganizing the Debtor including the printing and mailing of the         |
  ||                                                                           |
10|| disclosure statement materials to all Creditors and shareholders,         |
  ||                                                                           |
11|| as well as general working capital for the Debtor.                        |
  ||                                                                           |
12||          7.  Post-Confirmation Management.                                |
  ||              ----------------------------                                 |
13||          Post-Confirmation, Bernie Budney will serve as Vice-             |
  ||                                                                           |
14|| President at an annual salary of $50,000 per year during the first        |
  ||                                                                           |
15|| year following Confirmation plus an incentive based on performance        |
  ||                                                                           |
16|| of Data and a travel allowance.  Christopher Erickson is the              |
  ||                                                                           |
17|| proposed Chief Executive Officer and President of Data and will           |
  ||                                                                           |
18|| serve in these positions for an annual salary of $50,000 plus 3%          |
  ||                                                                           |
19|| of the increase in the value of the Reorganized Debtor's portfolio        |
  ||                                                                           |
20|| as indicated by the liquidation of each individual portfolio              |
  ||                                                                           |
21|| security (sale minus costs of sale), excluding the sale of any of         |
  ||                                                                           |
22|| the securities of Data or Digi.  The Directors of the Reorganized         |
  ||                                                                           |
23|| Debtor will be as follows:                                                |
  ||                                                                           |
24||                 Inside Directors                                          |
  ||                 ----------------                                          |
25||                        Christopher Erickson                               |
  ||                                                                           |
26||                        Bernie Budney                                      |
  ||                                                                           |
27||                  Outside Directors                                        |
  ||                  -----------------                                        |
28||                         Brad Bartilson                                    |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -39-                          061320000003 |
 1||                          Rex Crim                                         |
  ||                                                                           |
 2||      The directors will receive compensation of $500 per Board            |
  ||                                                                           |
 3|| Meeting.  Additional officers and/or directors may be appointed by        |
  ||                                                                           |
 4|| the board of directors for the Reorganized Debtor.                        |
  ||                                                                           |
 5||      The Resumes of Christopher Erickson, Bernie Budney, Brad             |
  ||                                                                           |
 6|| Bartilson, Ely Mandell and Rex Crim are attached hereto as Exhibit        |
  ||                                                                           |
 7|| "I".  Additional officers and/or directors may be appointed by the        |
  ||                                                                           |
 8|| board of directors for the Reorganized Debtor.                            |
  ||                                                                           |
 9||          8.  Disbursing Agent.                                            |
  ||              ----------------                                             |
10||          The Reorganized Debtor shall act as the Disbursing Agent for     |
  ||                                                                           |
11|| the purpose of making all distributions provided for under the            |
  ||                                                                           |
12|| Plan.  The Reorganized Debtor may employ or contract with an              |
  ||                                                                           |
13|| entity, such as a transfer agent, to assist in or perform the             |
  ||                                                                           |
14|| distribution of property to be distributed.  The Disbursing Agent         |
  ||                                                                           |
15|| and such other entity shall serve without bond.  The Reorganized          |
  ||                                                                           |
16|| Debtor shall receive no compensation for distribution services            |
  ||                                                                           |
17|| rendered and expenses incurred pursuant to the Plan.                      |
  ||                                                                           |
18||          9.  Amendment To charter Documents Of Debtor and Other           |
  ||              --------------------------------------------------           |
19||              Matters.                                                     |
  ||              -------                                                      |
20||             (a)     Cancellation Of Outstanding Securities Of The         |
  ||                     ---------------------------------------------         |
21||                     Debtor.                                               |
  ||                     ------                                                |
22||      On the Effective Date, all outstanding instruments and               |
  ||                                                                           |
23|| securities representing Interests in the Debtor and any rights to         |
  ||                                                                           |
24|| acquire Interests in the Debtor shall be deemed canceled and of no        |
  ||                                                                           |
25|| further force or effect, without any further action on the part of        |
  ||                                                                           |
26|| the Bankruptcy Court or any person.  The holders of such canceled         |
  ||                                                                           |
27|| instruments, securities, and other documents shall have no rights         |
  ||                                                                           |
28|| arising from or relating to such instruments,                             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -40-                          061320000003 |
 1|| securities or other documents or the cancellation thereof, except         |
  ||                                                                           |
 2|| the rights provided pursuant to the Plan.                                 |
  ||                                                                           |
 3||             (b)     Amendments To Articles Of Incorporation.              |
  ||                     ---------------------------------------               |
 4||      On the Effective Date, without shareholders approval the             |
  ||                                                                           |
 5|| Board of Directors of Reorganized Debtor shall be authorized to           |
  ||                                                                           |
 6|| amend the Articles of Incorporation and Bylaws to accomplish the          |
  ||                                                                           |
 7|| following:                                                                |
  ||                                                                           |
 8||                     (i)    Change the Debtor's name to Central            |
  ||                                                                           |
 9|| Capital Venture Corporation, or such other name as the Board of           |
  ||                                                                           |
10|| Directors determines.                                                     |
  ||                                                                           |
11||                     (ii)   Change the place of incorporation of the       |
  ||                                                                           |
12|| Reorganized Debtor to Nevada or any other state which the Board of        |
  ||                                                                           |
13|| Directors determines.                                                     |
  ||                                                                           |
14||                     (iii)  Effect a quasi-reorganization for              |
  ||                                                                           |
15|| accounting purposes.                                                      |
  ||                                                                           |
16||                     (iv)   Authorize 20,000,000 shares of no par          |
  ||                                                                           |
17|| value common stock.                                                       |
  ||                                                                           |
18||                     (v)    Authorize 1,000,000 shares of no par value     |
  ||                                                                           |
19|| preferred stock.  The Board of Directors shall determine in their         |
  ||                                                                           |
20|| discretion the rights, performances, privileges, and restrictions         |
  ||                                                                           |
21|| granted to or imposed on any wholly unissued class of such shares         |
  ||                                                                           |
22|| or any wholly unissued series of any class of such shares.                |
  ||                                                                           |
23||                     (vi)   Issue shares, warrants or other securities     |
  ||                                                                           |
24|| to carry out any transaction contemplated in the Plan without             |
  ||                                                                           |
25|| solicitation of or notice to shareholders.                                |
  ||                                                                           |
26||                     (vii)  Take all action necessary and appropriate      |
  ||                                                                           |
27|| to carry out the terms of the Plan;                                       |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -41-                          061320000003 |
 1||                     (viii) Amend the Debtor's Articles of                 |
  ||                                                                           |
 2|| Incorporation and/or Bylaws to provide the maximum indemnification        |
  ||                                                                           |
 3|| or other protections to the Reorganized Debtor's officers and             |
  ||                                                                           |
 4|| directors that is allowed under applicable law;                           |
  ||                                                                           |
 5||                     (ix) In accordance with Section 1123(a)(b) of the     |
  ||                                                                           |
 6|| Code, include within its charter a provision prohibiting the              |
  ||                                                                           |
 7|| issuance of  nonvoting equity securities.                                 |
  ||                                                                           |
 8||             (c)     Take Required Actions.                                |
  ||                                                                           |
 9||      Without shareholder approval, the Board of Directors of              |
  ||                                                                           |
10|| Reorganized Debtor shall be authorized to take any and all action         |
  ||                                                                           |
11|| necessary or appropriate to effectuate any amendments to the              |
  ||                                                                           |
12|| Reorganized Debtor's Certificate of Incorporation and/or Bylaws           |
  ||                                                                           |
13|| called for under the Plan and the Board of Directors and officers         |
  ||                                                                           |
14|| of the Reorganized Debtor shall be authorized to execute, verify,         |
  ||                                                                           |
15|| acknowledge, file and publish any and all instruments or documents        |
  ||                                                                           |
16|| that may be required to accomplish same.                                  |
  ||                                                                           |
17||      10. Exemption From Registration Under Section 1145 of the            |
  ||          -----------------------------------------------------            |
18||          Code.                                                            |
  ||          ----                                                             |
19||      All securities to be issued pursuant to the Plan to Holders          |
  ||                                                                           |
20|| of Allowed Claims and Allowed Interests shall be issued pursuant          |
  ||                                                                           |
21|| to the exemption contained in Section 1145 of the Code from the           |
  ||                                                                           |
22|| requirements of Section 5 of the Securities Act of 1933, and any          |
  ||                                                                           |
23|| other applicable federal, state or local law requiring                    |
  ||                                                                           |
24|| registration.                                                             |
  ||                                                                           |
25||      11. Closing of Register For Existing Common Stock.                   |
  ||          ---------------------------------------------                    |
26||      At the close of business on the second Business Day                  |
  ||                                                                           |
27|| immediately preceding the Effective Date, the security register           |
  ||                                                                           |
28|| for the common stock of the Debtor shall be closed, and thereafter        |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -42-                          061320000003 |
 1|| there shall be no further registrations of transfer or other              |
  ||                                                                           |
 2|| changes in Holders on the books of the stock transfer agent, or           |
  ||                                                                           |
 3|| the Debtor, and the Reorganized Debtor shall have no obligation to        |
  ||                                                                           |
 4|| recognize any transfer of the common stock of the Debtor occurring        |
  ||                                                                           |
 5|| thereafter (but shall be entitled instead to recognize and deal           |
  ||                                                                           |
 6|| with, for all purposes under the Plan, except as otherwise                |
  ||                                                                           |
 7|| provided herein, those Holders reflected on the security register         |
  ||                                                                           |
 8|| immediately prior to the Effective Date).                                 |
  ||                                                                           |
 9||      12. Stock Issuance.                                                  |
  ||                                                                           |
10||      Attached hereto as Exhibit "J" and incorporated herein by            |
  ||                                                                           |
11|| this reference is a chart reflecting the proposed ownership of the        |
  ||                                                                           |
12|| Reorganized Debtor's common stock following confirmation of the           |
  ||                                                                           |
13|| Plan.                                                                     |
  ||                                                                           |
14||      13. SEC Reporting Requirements.                                      |
  ||                                                                           |
15||      On the Effective Date or as soon thereafter as possible the          |
  ||                                                                           |
16|| Reorganized Debtor shall file a form 8K with the SEC.  The                |
  ||                                                                           |
17|| Reorganized Debtor will continue to make the requisite SEC filings        |
  ||                                                                           |
18|| thereafter.                                                               |
  ||                                                                           |
19|| E.   Other Provisions of the Plan                                         |
  ||                                                                           |
20||      1.    Executory Contracts and Unexpired Leases                       |
  ||                                                                           |
21||            a.   Assumptions                                               |
  ||                                                                           |
22||       The following are the unexpired leases and executory                |
  ||                                                                           |
23|| contracts to be assumed as obligations of the Reorganized Debtor          |
  ||                                                                           |
24|| under the Plan (see Exhibit C for more detailed information on            |
  ||                                                                           |
25|| unexpired leases to be assumed and Exhibit D for more detailed            |
  ||                                                                           |
26|| information on executory contracts to be assumed):                        |
  ||                                                                           |
27|| ///                                                                       |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -43-                          061320000003 |
 1|| TYPE OF LEASE/CONTRACT                         LESSOR                     |
  ||                                                                           |
 2|| Server Lease - Intel server for                Jande International        |
  || e-commerce business                                                       |
 3||                                                                           |
  || Real Property Lease - office space             Jande International        |
 4||                                                                           |
  || Office Equipment Lease                         Jande International        |
 5||                                                                           |
  || Fogdog Sport Contract - contract to            Fogdog Sports              |
 6|| sell merchandise on internet                                              |
  ||                                                                           |
 7||      On the Effective Date, each of the unexpired leases and              |
  ||                                                                           |
 8|| executory contracts listed above shall be assumed as obligations          |
  ||                                                                           |
 9|| of the Reorganized Debtor.  The Order of the Court confirming the         |
  ||                                                                           |
10|| Plan shall constitute an Order approving the assumption of each           |
  ||                                                                           |
11|| lease and contract listed above.  If you are a party to a lease or        |
  ||                                                                           |
12|| contract to be assumed and you object to the assumption of your           |
  ||                                                                           |
13|| lease or contract, you must file and serve your objection to the          |
  ||                                                                           |
14|| Plan within the deadline for objecting to the confirmation of the         |
  ||                                                                           |
15|| Plan.                                                                     |
  ||                                                                           |
16||            b.   Rejections .                                              |
  ||                                                                           |
17||      On the Effective Date, any leases or contracts that the              |
  ||                                                                           |
18|| Debtor does not intend to assume through the Plan shall be                |
  ||                                                                           |
19|| rejected.                                                                 |
  ||                                                                           |
20||      The Order Confirming the Plan shall constitute an Order              |
  ||                                                                           |
21|| approving the rejection of the lease or contract.  If you are a           |
  ||                                                                           |
22|| party to a contract or lease to be rejected and you object to the         |
  ||                                                                           |
23|| rejection of your contract or lease, you must file and serve your         |
  ||                                                                           |
24|| objection to the Plan within the deadline for objecting to the            |
  ||                                                                           |
25|| confirmation of the Plan.                                                 |
  ||                                                                           |
26||      THE BAR DATE FOR FILING A PROOF OF CLAIM BASED ON A CLAIM            |
  ||                                                                           |
27|| ARISING FROM THE REJECTION OF A LEASE OR CONTRACT IS THIRTY DAYS          |
  ||                                                                           |
28||                                                                           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -44-                          061320000003 |
 1|| FROM THE REJECTION OF SUCH LEASE OR CONTRACT.  Any claim based on         |
  ||                                                                           |
 2|| the rejection of a contract or lease will be barred if the proof          |
  ||                                                                           |
 3|| of claim is not timely filed, unless the Court later orders               |
  ||                                                                           |
 4|| otherwise.                                                                |
  ||                                                                           |
 5||      2.    Changes In Rates Subject To Regulatory Commission              |
  ||                                                                           |
 6||            Approval.                                                      |
  ||                                                                           |
 7||      This Debtor is not subject to governmental regulatory                |
  ||                                                                           |
 8|| commission approval of its rates.                                         |
  ||                                                                           |
 9||      3.    Retention Of Jurisdiction.                                     |
  ||                                                                           |
10||      After Confirmation of the Plan and occurrence of the                 |
  ||                                                                           |
11|| Effective Date, in addition to jurisdiction which exists in any           |
  ||                                                                           |
12|| other court, the Court will retain such jurisdiction as is legally        |
  ||                                                                           |
13|| permissible including for the following purposes:                         |
  ||                                                                           |
14||            a.    To resolve any and all disputes regarding the            |
  ||                                                                           |
15|| operation and interpretation of the Plan and the Confirmation             |
  ||                                                                           |
16|| Order;                                                                    |
  ||                                                                           |
17||            b.    To determine the allowability, classification,           |
  ||                                                                           |
18|| or priority of Claims and Interests upon objection by the Debtor,         |
  ||                                                                           |
19|| or by other parties in interest with standing to bring such               |
  ||                                                                           |
20|| objection or proceeding;                                                  |
  ||                                                                           |
21||            c.    To determine the extent, validity and priority           |
  ||                                                                           |
22|| of any lien asserted against property of the Reorganized Debtor or        |
  ||                                                                           |
23|| property of the Estate;                                                   |
  ||                                                                           |
24||            d.    To construe and take any action to enforce the           |
  ||                                                                           |
25|| Plan, the Confirmation Order, and any other order of the Court,           |
  ||                                                                           |
26|| issue such orders as may be necessary for the implementation,             |
  ||                                                                           |
27|| execution, performance, and consummation of the Plan, the                 |
  ||                                                                           |
28|| Confirmation Order, and all matters referred to in the Plan, the          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -45-                          061320000003 |
 1|| Confirmation Order, and to determine all matters that may be              |
  ||                                                                           |
 2|| pending before the Court in this Case on or before the Effective          |
  ||                                                                           |
 3|| Date with respect to any Person or entity;                                |
  ||                                                                           |
 4||            e.    To determine (to the extent necessary) any and           |
  ||                                                                           |
 5|| all applications for allowance of compensation and reimbursement          |
  ||                                                                           |
 6|| of expenses of professionals for the period on or before the              |
  ||                                                                           |
 7|| Effective Date;                                                           |
  ||                                                                           |
 8||            f.    To determine any request for payment of                  |
  ||                                                                           |
 9|| Administrative Expenses;                                                  |
  ||                                                                           |
10||            g.    To resolve any dispute regarding the                     |
  ||                                                                           |
11|| implementation, execution, performance, consummation, or                  |
  ||                                                                           |
12|| interpretation of the Plan or the Confirmation Order;                     |
  ||                                                                           |
13||            h.    To determine motions for the rejection,                  |
  ||                                                                           |
14|| assumption, or assignment of executory contracts or unexpired             |
  ||                                                                           |
15|| leases filed before the Effective Date and the allowance of any           |
  ||                                                                           |
16|| Claims resulting therefrom;                                               |
  ||                                                                           |
17||            i.    To determine all applications, motions,                  |
  ||                                                                           |
18|| adversary proceedings, contested matters, and any other litigated         |
  ||                                                                           |
19|| matters instituted during the Case whether before, on, or after           |
  ||                                                                           |
20|| the Effective Date;                                                       |
  ||                                                                           |
21||            j.    To determine such other matters and for such             |
  ||                                                                           |
22|| other purposes as may be provided in the Confirmation Order;              |
  ||                                                                           |
23||            k.    To modify the Plan under Section 1127 of the             |
  ||                                                                           |
24|| Bankruptcy Code in order to remedy any apparent defect or omission        |
  ||                                                                           |
25|| in the Plan or to reconcile any inconsistency in the Plan so as to        |
  ||                                                                           |
26|| carry out its intent and purpose;                                         |
  ||                                                                           |
27||            l.    Except as otherwise provided in the Plan or the          |
  ||                                                                           |
28|| Confirmation Order, to issue injunctions to take such other               |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -46-                          061320000003 |
 1|| actions or make such other orders as may be necessary or                  |
  ||                                                                           |
 2|| appropriate to restrain interference with the Plan or the                 |
  ||                                                                           |
 3|| Confirmation Order, or the execution or implementation by any             |
  ||                                                                           |
 4|| person or entity of the Plan or the Confirmation Order;                   |
  ||                                                                           |
 5||            m.    To issue such orders in aid of consummation of           |
  ||                                                                           |
 6|| the Plan or the Confirmation Order, notwithstanding any otherwise         |
  ||                                                                           |
 7|| applicable nonbankruptcy law, with respect to any person or               |
  ||                                                                           |
 8|| entity, to the fullest extent authorized by the Bankruptcy Code or        |
  ||                                                                           |
 9|| Bankruptcy Rules; and                                                     |
  ||                                                                           |
10||            n.    To enter a final decree closing this Chapter 11          |
  ||                                                                           |
11|| Case.                                                                     |
  ||                                                                           |
12||      4. Miscellaneous Issues Regarding Plan Distributions.                |
  ||                                                                           |
13||            a.    No Fractional Shares Issues.  Notwithstanding            |
  ||                  ---------------------------                              |
14|| anything to the contrary in the Plan, no fractional shares of             |
  ||                                                                           |
15|| securities shall be issued and all fractional shares shall be             |
  ||                                                                           |
16|| rounded down to the nearest whole share.  Holders of Allowed              |
  ||                                                                           |
17|| Claims or Allowed Interests who would be entitled to fractional           |
  ||                                                                           |
18|| shares but for this provision shall receive no consideration              |
  ||                                                                           |
19|| therefore because such amount will be de minimus.                         |
  ||                                       -- -------                          |
20||            b.    Name and Address of Holder.  For purposes of all         |
  ||                  --------------------------                               |
21|| Distributions under this Plan, the Disbursing Agent will be               |
  ||                                                                           |
22|| entitled to rely on the name and address of the Holder of each            |
  ||                                                                           |
23|| Allowed Claim or Interest as shown on any timely filed proof of           |
  ||                                                                           |
24|| claim and, if none, as shown on the Debtor's Schedules, as amended        |
  ||                                                                           |
25|| from time to time, except to the extent that the Disbursing Agent         |
  ||                                                                           |
26|| first receives adequate written notice of a transfer or change of         |
  ||                                                                           |
27|| address, properly executed by the Holder or its authorized agent.         |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -47-                          061320000003 |

 1||            c.    Unclaimed Property.                                      |
  ||                  ------------------                                       |
 2||      Any property to be distributed to Creditors or Interest              |
  ||                                                                           |
 3|| Holders under the Plan shall be forfeited if it is not claimed by         |
  ||                                                                           |
 4|| the entity entitled to it before the later of one (1) year after          |
  ||                                                                           |
 5|| Confirmation of the Plan or sixty (60) days after an order                |
  ||                                                                           |
 6|| allowing the Claim or Interest of that entity becomes a Final             |
  ||                                                                           |
 7|| Order.                                                                    |
  ||                                                                           |
 8||      5.  Post-Confirmation U.S. Trustee Fees.                             |

  ||                                                                           |
 9||      The Reorganized Debtor shall timely pay all fees incurred            |
  ||                                                                           |
10|| pursuant to 28 U.S.C. S. 1930(a)(6) after confirmation.                   |
  ||                                                                           |
11||      6.  Post-Confirmation Claims of Debtor.                              |
  ||                                                                           |
12||      The Reorganized Debtor shall be the Estate Representative            |
  ||                                                                           |
13|| after Confirmation for purposes of prosecuting Rights of Action.          |
  ||                                                                           |
14||                                                                           |
  ||                                                                           |
15|| F.   Risk Factors                                                         |
  ||      ------------                                                         |
16||      The proposed Plan has the following risks:                           |
  ||                                                                           |
17||          1.       The Plan may not be confirmed.                          |
  ||                                                                           |
18||          2.       The proposed acquisition of Data may fail.              |
  ||                                                                           |
19||          3.       The Reorganized Debtor may not be able to               |
  ||                                                                           |
20||                   register the Data Common Stock or the Digi              |
  ||                                                                           |
21||                   Common Stock.                                           |
  ||                                                                           |
22||                                                                           |
  ||                                                                           |
23|| G.   Tax Consequences of Plan                                             |
  ||      ------------------------                                             |
24||      CREDITORS AND INTEREST HOLDERS CONCERNED WITH HOW THE PLAN           |
  ||                                                                           |
25|| MAY AFFECT THEIR TAX LIABILITY SHOULD CONSULT WITH THEIR OWN              |
  ||                                                                           |
26|| ACCOUNTANTS, ATTORNEYS, AND/OR ADVISORS.  The following disclosure        |
  ||                                                                           |
27|| of possible tax consequences is intended solely for the purpose of        |
  ||                                                                           |
28|| alerting readers about possible tax issues this Plan may present          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -48-                          061320000003 |
 1|| to the Debtor.  The Proponent CANNOT and DOES NOT represent that          |
  ||                                                                           |
 2|| the tax consequences contained below are the only tax consequences        |
  ||                                                                           |
 3|| of the Plan because the Tax Code embodies                                 |
  ||                                                                           |
 4|| many complicated rules which make it difficult to state completely        |
  ||                                                                           |
 5|| and accurately all the tax implications of any action.                    |
  ||                                                                           |
 6||      The following are the tax consequences which the Plan will           |
  ||                                                                           |
 7|| have on the Debtor's tax liability:                                       |
  ||                                                                           |
 8||      The Debtor will be incurring debt forgiveness during the             |
  ||                                                                           |
 9|| 1999 tax year.  The Debtor will not recognize any income in 1999          |
  ||                                                                           |
10|| from the forgiveness of income because of its chapter 11 filing.          |
  ||                                                                           |
11|| Pursuant to IRC Section 108(a)(1)(A), gross income does not               |
  ||                                                                           |
12|| include any amount which would be includable in gross income by           |
  ||                                                                           |
13|| reason of discharge of indebtedness of the taxpayer if the                |
  ||                                                                           |
14|| discharge occurs in the chapter 11 case.  The excluded income will        |
  ||                                                                           |
15|| however, reduce the corporation's tax attributes in the following         |
  ||                                                                           |
16|| order:                                                                    |
  ||                                                                           |
17||          1.       Net operating losses.                                   |
  ||                                                                           |
18||          2.       General business credit.                                |
  ||                                                                           |
19||          3.       Basis reduction.                                        |
  ||                                                                           |
20||                                                                           |
  ||                                                                           |
21||                                 IV.                                       |
  ||                                                                           |
22||     STATUS AND RESALE OF SECURITIES TO BE ISSUED PURSUANT TO PLAN         |
  ||     -------------------------------------------------------------         |
23||                                                                           |
  ||                                                                           |
24||      Under Bankruptcy Code section 1145, the original issuance of         |
  ||                                                                           |
25|| securities (hereinafter "Securities") to Creditors and                    |
  ||                                                                           |
26|| shareholders of the Debtor under the Plan will be exempt from the         |
  ||                                                                           |
27|| registration requirements of the Securities Act of 1933 and               |
  ||                                                                           |
28|| applicable state laws requiring registration of securities.               |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -49-                          061320000003 |
 1|| resale of Securities by a Creditor receiving them directly under          |
  ||                                                                           |
 2|| the Plan will also be exempt provided the Creditor is not an              |
  ||                                                                           |
 3|| underwriter.  Generally, a Creditor will not be deemed to be an           |
  ||                                                                           |
 4|| underwriter if it: (1) has not become a Creditor of the Debtor            |
  ||                                                                           |
 5|| with a view to distribution of any securities to be received in           |
  ||                                                                           |
 6|| exchange for Claims under the plan; (b) has not offered to sell           |
  ||                                                                           |
 7|| the securities for others; (c) has not offered to buy the                 |
  ||                                                                           |
 8|| securities from others where that offer is with a view to their           |
  ||                                                                           |
 9|| distribution, an under an agreement made in connection with the           |
  ||                                                                           |
10|| Plan; (d) is not an issuer as that term is used in the Securities         |
  ||                                                                           |
11|| Act of 1933.  The determination of whether a particular Creditor          |
  ||                                                                           |
12|| would be deemed to be an underwriter is necessarily an individual         |
  ||                                                                           |
13|| one, and any Creditor considering reselling securities under the          |
  ||                                                                           |
14|| Plan should consult with its securities advisor to determine              |
  ||                                                                           |
15|| whether it would be an underwriter, and therefore, ineligible for         |
  ||                                                                           |
16|| the exemption described above.                                            |
  ||                                                                           |
17||      A Creditor who is deemed to be an underwriter may be able to         |
  ||                                                                           |
18|| sell securities without registration pursuant to the provisions of        |
  ||                                                                           |
19|| Rule 144 under the securities Act of 1933, which fact may permit          |
  ||                                                                           |
20|| the public sale of Securities received pursuant to the Plan by            |
  ||                                                                           |
21|| underwriters subject to volume limitations and certain other              |
  ||                                                                           |
22|| conditions.  Creditors who believe they may be underwriters are           |
  ||                                                                           |
23|| advised to consult their own counsel with respect to the                  |
  ||                                                                           |
24|| availability of the exemptions provided by Rule 144.                      |
  ||                                                                           |
25||      THE ABOVE DISCUSSION IS INTENDED AS GENERAL INFORMATION              |
  ||                                                                           |
26|| ONLY, AND ANY ENTITY DESIRING TO RESELL ANY SECURITIES RECEIVED BY        |
  ||                                                                           |
27|| IT PURSUANT TO THE PLAN IS URGED TO CONSULT ITS SECURITIES ADVISOR        |
  ||                                                                           |
28|| REGARDING THE AVAILABILITY OF ANY REGISTRATION EXEMPTION.                 |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -50-                          061320000003 |
 1||                                   V.                                      |
  ||                                                                           |
 2||                CONFIRMATION REQUIREMENTS AND PROCEDURES                   |
  ||                                                                           |
 3||                                                                           |
  ||                                                                           |
 4||      PERSONS OR ENTITIES CONCERNED WITH CONFIRMATION OF THIS PLAN         |
  ||                                                                           |
 5|| SHOULD CONSULT WITH THEIR OWN ATTORNEYS BECAUSE THE LAW ON                |
  ||                                                                           |
 6|| CONFIRMING A PLAN OF REORGANIZATION IS VERY COMPLEX.  The                 |
  ||                                                                           |
 7|| following discussion is intended solely for the purpose of                |
  ||                                                                           |
 8|| alerting readers about basic confirmation issues, which they may          |
  ||                                                                           |
 9|| wish to consider, as well as certain deadlines for filing claims.         |
  ||                                                                           |
10|| The Proponent CANNOT and DOES NOT represent that the discussion           |
  ||                                                                           |
11|| contained below is a complete summary of the law on this topic.           |
  ||                                                                           |
12||      Many requirements must be met before the Court can confirm a         |
  ||                                                                           |
13|| Plan.  Some of the requirements include that the Plan must be             |
  ||                                                                           |
14|| proposed in good faith, acceptance of the Plan, whether the Plan          |
  ||                                                                           |
15|| pays Creditors at least as much as Creditors would receive in a           |
  ||                                                                           |
16|| Chapter 7 liquidation, and whether the Plan is feasible.  These           |
  ||                                                                           |
17|| requirements are not the only requirements for confirmation.              |
  ||                                                                           |
18||                                                                           |
  ||                                                                           |
19|| A.       Who May Vote or Object                                           |
  ||                                                                           |
20||          1.    Who May Object to Confirmation of the Plan                 |
  ||                                                                           |
21||          Any party in interest may object to the confirmation of the      |
  ||                                                                           |
22|| Plan, but as explained below not everyone is entitled to vote to          |
  ||                                                                           |
23|| accept or reject the Plan.                                                |
  ||                                                                           |
24||          2.    Who May Vote to Accept/Reject the Plan                     |
  ||                                                                           |
25||          A Creditor or Interest Holder has a right to vote for or         |
  ||                                                                           |
26|| against the Plan if that Creditor or Interest Holder has a Claim          |
  ||                                                                           |
27|| which is both (1) Allowed or Allowed for voting purposes and (2)          |
  ||                                                                           |
28|| classified in an impaired Class.                                          |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -51-                          061320000003 |
 1||            a.    What Is an Allowed Claim/Interest                        |
  ||                                                                           |
 2||      As noted above, a Creditor or Interest Holder must first             |
  ||                                                                           |
 3|| have an Allowed Claim or Interest to have the right to vote.              |
  ||         -------------------------                                         |
 4|| Generally, any proof of Claim or Interest will be Allowed, unless         |
  ||                                                                           |
 5|| a party in interest brings a motion objecting to the Claim.  When         |
  ||                                                                           |
 6|| an objection to a Claim or Interest is filed, the Creditor or             |
  ||                                                                           |
 7|| Interest Holder holding the Claim or Interest cannot vote unless          |
  ||                                                                           |
 8|| the Court, after notice and hearing, either overrules the                 |
  ||                                                                           |
 9|| objection or allows the Claim or Interest for voting purposes.            |
  ||                                                                           |
10||      THE BAR DATE FOR FILING A PROOF OF CLAIM IN THIS CASE IS             |
  ||                                                                           |
11|| October 22, 1999.  A Creditor or Interest Holder may have an              |
  ||                                                                           |
12|| Allowed Claim or Interest even if a proof of Claim or Interest was        |
  ||                                                                           |
13|| not timely filed.  A Claim is deemed allowed if (1) it is                 |
  ||                                                                           |
14|| scheduled on the Debtor's schedules and such Claim is not                 |
  ||                                                                           |
15|| scheduled as disputed, contingent, or unliquidated, and (2) no            |
  ||                                                                           |
16|| party in interest has objected to the Claim.  An Interest is              |
  ||                                                                           |
17|| deemed Allowed if it is scheduled and no party in interest has            |
  ||                                                                           |
18|| objected to the Interest.  Consult Exhibits F through H to see how        |
  ||                                                                           |
19|| the Proponent has characterized your Claim or Interest.                   |
  ||                                                                           |
20||            b.    What Is an Impaired Claim/Interest                       |
  ||                                                                           |
21||      As noted above, an Allowed Claim or Interest only has the            |
  ||                                                                           |
22|| right to vote if it is in a Class that is impaired under the Plan.        |
  ||                                           --------                        |
23|| A Class is impaired if the Plan alters the legal, equitable, or           |
  ||                                                                           |
24|| contractual rights of the members of that Class.  For example, a          |
  ||                                                                           |
25|| Class comprised of general Unsecured Claims is impaired if the            |
  ||                                                                           |
26|| Plan fails to pay the members of that class 100% of what they are         |
  ||                                                                           |
27|| owed.                                                                     |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -52-                          061320000003 |
 1||      In this case, the Proponent believes that classes 1,2 and 3          |
  ||                                                                           |
 2|| are impaired and that Holders of Claims and Interests in each of          |
  ||                                                                           |
 3|| these Classes are therefore entitled to vote to accept or reject          |
  ||                                                                           |
 4|| the Plan.  The Proponent believes that no Classes are unimpaired          |
  ||                                                                           |
 5|| and that Holders of Claims in each of these Classes therefore do          |
  ||                                                                           |
 6|| have the right to vote to accept or reject the Plan.  Parties who         |
  ||                                                                           |
 7|| dispute the Proponent's characterization of their Claim or                |
  ||                                                                           |
 8|| Interest as being impaired or unimpaired may file an objection to         |
  ||                                                                           |
 9|| the Plan contending that the Proponent has incorrectly                    |
  ||                                                                           |
10|| characterized the Class.                                                  |
  ||                                                                           |
11||      3.    Who Is Not Entitled to Vote                                    |
  ||                   ---                                                     |
12||      The following four types of Claims are not entitled to vote:         |
  ||                                             ---                           |
13|| (1) Claims that have been disallowed; (2)Claims in unimpaired             |
  ||                                                                           |
14|| Classes; (3) Claims entitled to priority pursuant to Code sections        |
  ||                                                                           |
15|| 507(a)(1), (a)(2), and (a)(8); and (4) Claims in Classes that do          |
  ||                                                                           |
16|| not receive or retain any value under the Plan.  Claims in                |
  ||                                                                           |
17|| unimpaired classes are not entitled to vote because such Classes          |
  ||                                                                           |
18|| are deemed to have accepted the Plan.  Claims entitled to priority        |
  ||                                                                           |
19|| pursuant to Code sections 507(a)(1), (a)(2), and (a)(7) are not           |
  ||                                                                           |
20|| entitled to vote because such Claims are not placed in Classes and        |
  ||                                                                           |
21|| they are required to receive certain treatment specified by the           |
  ||                                                                           |
22|| Code.  Claims in Classes that do not receive or retain any value          |
  ||                                                                           |
23|| under the Plan do not vote because such Classes are deemed to have        |
  ||                                                                           |
24|| rejected the Plan.  EVEN IF YOUR CLAIM IS OF THE TYPE DESCRIBED           |
  ||                                                                           |
25|| ABOVE, YOU MAY STILL HAVE A RIGHT TO OBJECT TO THE CONFIRMATION OF        |
  ||                                                                           |
26|| THE PLAN.                                                                 |
  ||                                                                           |
27|| ///                                                                       |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -53-                          061320000003 |
 1||      4.    Who Can Vote in More Than One Class                            |
  ||                                                                           |
 2||      A Creditor whose Claim has been Allowed in part as a Secured         |
  ||                                                                           |
 3|| Claim and in part as an Unsecured Claim is entitled to accept or          |
  ||                                                                           |
 4|| reject a Plan in both capacities by casting one ballot for the            |
  ||                                                                           |
 5|| Secured part of the Claim and another ballot for the Unsecured            |
  ||                                                                           |
 6|| Claim.                                                                    |
  ||                                                                           |
 7||      5.    Votes Necessary to Confirm the Plan                            |
  ||                                                                           |
 8||      If impaired Classes exist, the Court cannot confirm the Plan         |
  ||                                                                           |
 9|| unless (1) at least one impaired class has accepted the Plan              |
  ||                                                                           |
10|| without counting the votes of any Insiders within that Class, and         |
  ||                                                                           |
11|| (2) all impaired Classes have voted to accept the Plan, unless the        |
  ||                                                                           |
12|| Plan is eligible to be confirmed by "cramdown" on non-accepting           |
  ||                                                                           |
13|| classes, as discussed later in Section V.A.7.                             |
  ||                                                                           |
14||      6.    Votes Necessary for a Class to Accept the Plan                 |
  ||                                                                           |
15||      A Class of Claims is considered to have accepted the Plan            |
  ||                                                                           |
16|| when more than one-half (1/2) in number and at least two-thirds           |
  ||                                                                           |
17|| (2/3) in dollar amount of the Claims which actually voted, voted          |
  ||                                                                           |
18|| in favor of the Plan.  A Class of Interests is considered to have         |
  ||                                                                           |
19|| "accepted" the Plan when at least two-thirds (2/3) in amount of           |
  ||                                                                           |
20|| the Interest Holders of such Class which actually voted, voted to         |
  ||                                                                           |
21|| accept the Plan.                                                          |
  ||                                                                           |
22||      7.    Treatment of Nonaccepting Classes                              |
  ||                                                                           |
23||      As noted above, even if all impaired Classes do not accept           |
  ||                              ---                                          |
24|| the proposed Plan, the Court may nonetheless confirm the Plan if          |
  ||                                                                           |
25|| the nonaccepting Classes are treated in the manner required by the        |
  ||                                                                           |
26|| Code.  The process by which nonaccepting Classes are forced to be         |
  ||                                                                           |
27|| bound by the terms of a Plan is commonly referred to as                   |
  ||                                                                           |
28|| "cramdown."  The Code allows the Plan to be "crammed down" on             |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -54-                          061320000003 |
 1|| nonaccepting Classes of Claims or Interests if it meets all               |
  ||                                                                           |
 2|| consensual requirements except the voting requirements of                 |
  ||                                                                           |
 3|| 1129(a)(8) and if the Plan does not "discriminate unfairly" and is        |
  ||                                                                           |
 4|| "fair and equitable" toward each impaired Class that has not voted        |
  ||                                                                           |
 5|| to accept the Plan as referred to in 11 U.S.C. S. 1129(b) and             |
  ||                                                                           |
 6|| applicable case law.                                                      |
  ||                                                                           |
 7||      8.    Request for Confirmation Despite Nonacceptance by              |
  ||                                                                           |
 8||            Impaired Classes                                               |
  ||                                                                           |
 9||      The party proposing this Plan, the Debtor asks the Court to          |
  ||                                                     ---------             |
10|| confirm this Plan by cramdown on impaired Class 3 if this  Class          |
  ||                                                                           |
11|| does not vote to accept the Plan.  The Plan cannot be confirmed if        |
  ||                                                                           |
12|| Classes 1 and 2 do not vote to accept the Plan.                           |
  ||                                                                           |
13||                                                                           |
  ||                                                                           |
14|| B.   Liquidation Analysis                                                 |
  ||                                                                           |
15||      Another confirmation requirement is the "Best Interest               |
  ||                                                                           |
16|| Test", which requires a liquidation analysis.  Under the Best             |
  ||                                                                           |
17|| Interest Test, if a claimant or Interest Holder is in an impaired         |
  ||                                                                           |
18|| Class and that claimant or Interest Holder does not vote to accept        |
  ||                                                                           |
19|| the Plan, then that claimant or Interest Holder must receive or           |
  ||                                                                           |
20|| retain under the Plan property of a value not less than the               |
  ||                                                                           |
21|| amount that such Holder would receive or retain if the Debtor were        |
  ||                                                                           |
22|| liquidated under Chapter 7 of the Bankruptcy Code.                        |
  ||                                                                           |
23||      In a Chapter 7 case, the Debtor's assets are usually sold by         |
  ||                                                                           |
24|| a Chapter 7 trustee.  Secured Creditors are paid first from the           |
  ||                                                                           |
25|| sales proceeds of properties on which the Secured Creditor has a          |
  ||                                                                           |
26|| lien.  Administrative Claims are paid next.  Next, Unsecured              |
  ||                                                                           |
27|| Creditors are paid from any remaining sales proceeds, according to        |
  ||                                                                           |
28|| their rights to priority.  Unsecured Creditors with the same              |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -55-                          061320000003 |
 1|| priority share in proportion to the amount of their Allowed Claim         |
  ||                                                                           |
 2|| in relationship to the amount of total Allowed Unsecured Claims.          |
  ||                                                                           |
 3|| Finally, Interest Holders receive the balance that remains after          |
  ||                                                                           |
 4|| all Creditors are paid, if any.                                           |
  ||                                                                           |
 5||      For the Court to be able to confirm this Plan, the Court             |
  ||                                                                           |
 6|| must find that all Creditors and Interest Holders who do not              |
  ||                                                                           |
 7|| accept the Plan will receive at least as much under the Plan as           |
  ||                                                                           |
 8|| such Holders would receive under a Chapter 7 liquidation.  The            |
  ||                                                                           |
 9|| Plan Proponent maintains that this requirement is met here for the        |
  ||                                                                           |
10|| following reasons:  The Debtor's liquidation value is minimal and         |
  ||                                                                           |
11|| will not even cover the chapter 7 administrative expenses.                |
  ||                                                                           |
12||      Below is a demonstration, in balance sheet format, that all          |
  ||                                                                           |
13|| Creditors and Interest Holders will receive at least as much under        |
  ||                                                                           |
14|| the Plan as such Creditor or Interest Holder would receive under a        |
  ||                                                                           |
15|| Chapter 7 liquidation.  (See Exhibit E for a detailed explanation         |
  ||                                                                           |
16|| of how the following assets are valued.  This information is              |
  ||                                                                           |
17|| provided by EJM.                                                          |
  ||                                                                           |
18|| ///                                                                       |
  ||                                                                           |
19|| ///                                                                       |
  ||                                                                           |
20|| ///                                                                       |
  ||                                                                           |
21|| ///                                                                       |
  ||                                                                           |
22|| ///                                                                       |
  ||                                                                           |
23|| ///                                                                       |
  ||                                                                           |
24|| ///                                                                       |
  ||                                                                           |
25|| ///                                                                       |
  ||                                                                           |
26|| ///                                                                       |
  ||                                                                           |
27|| ///                                                                       |
  ||                                                                           |
28|| ///                                                                       |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -56-                          061320000003 |
 1|| ASSETS VALUED AT LIQUIDATION VALUES:(2)                                   |
  || CURRENT ASSETS                                                            |
 2|| a.   Cash on hand (December 1, 1999)                      $0              |
  || b.   Accounts receivable                                  $0              |
 3|| c.   Inventories                                          $0              |
  ||                                                           __________      |
 4||      TOTAL CURRENT ASSETS                                 $0              |
  ||                                                                           |
 5|| FIXED ASSETS                                                              |
  || a.   Office furniture & equipment                         $0              |
 6|| b.   Machinery & equipment                                $0              |
  || c.   Automobiles                                          $0              |
 7|| d.   Buildings & Land                                     $0              |
  ||      TOTAL FIXED ASSETS                                   $0              |
 8||                                                                           |
  || OTHER ASSETS                                                              |
 9|| a.   Customer list                                        $0              |
  || b.   Other intangibles - "Digicommerce.net"                               |
10||      and 'Digicommerce.com"                               $Unknown        |
  || c.   Leasehold interest in server                         $Unknown        |
11|| d.   Claims against third parties                         $Unknown        |
  ||      TOTAL OTHER ASSETS                                   $0              |
12||                                                                           |
  || TOTAL ASSETS AT LIQUIDATION VALUE                         $0              |
13||                                                           ==========      |
  || Less:                                                                     |
14|| Secured Creditor"s recovery on claims                     $Unknown        |
  || Less:                                                                     |
15|| Chapter 7 trustee fees and expenses                       $1,500.00       |
  || Less:                                                                     |
16|| Chapter 11 administrative expenses                        $178,450.00     |
  || Less:                                                                     |
17|| Priority claims,                                          $ 56,000.00     |
  || excluding administrative expense claims                                   |
18|| Less:                                                                     |
  || Debtor's claimed exemptions                               $0              |
19||                                                                           |
  || (1) Balance for Unsecured Claims                          $0              |
20||                                                           ==========      |
  || (2) Total amt of unsecured claims                         $534,738.59     |
21|| % OF THEIR CLAIMS WHICH UNSECURED CREDITORS WOULD RECEIVE                 |
  ||      OR RETAIN IN A CH. 7 LIQUIDATION: = 0                                |
22|| % OF THEIR CLAIMS WHICH UNSECURED CREDITORS WILL RECEIVE                  |
  ||      OR RETAIN UNDER THIS PLAN:        =     Unknown, depends upon market |
23||                                              value of Reorganized Debtor's|
  ||                                              stock, which cannot be       |
24||                                              accurately estimated.        |
  ||                                                                           |
25||                                                                           |
  ||                                                                           |
26|| ///                                                                       |
  ||-------------------                                                        |
27|| 2/    This liquidation analysis assumed that Data was not axquired by     |
  ||                                                   ------                  |
28|| the Debtor.  Data has now been acquired by the Debtor.                    |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -57-                          061320000003 |
 1||      Below is a demonstration, in tabular format, that all                |
  || Creditors and Interest Holders will receive at least as much under        |
 2|| the Plan as such Creditor or Holder would receive under a Chapter         |
  || 7 liquidation.                                                            |

 4||==================================|==============================|==============================|
  ||   CLAIMS & CLASSES               | PAYOUT PERCENTAGE            |   PAYOUT PERCENTAGE IN       |
 5||                                  |   UNDER THE PLAN             |   CHAPTER 7 LIQUIDATION      |
  ||----------------------------------|------------------------------|------------------------------|
 6|| Administrative Claims            | 100%                         |      0%                      |
  ||----------------------------------|------------------------------|------------------------------|
 7|| Priority Tax Claims              | No claims in this class      |      No claims in this class |
  ||----------------------------------|------------------------------|------------------------------|
 8|| Class 1-Secured Creditors        | Unknown, but in excess of 0% |      0%                      |
  ||----------------------------------|------------------------------|------------------------------|
 9|| Class 2-General Unsecured        | Unknown, but in excess of 0% |      0%                      |
  ||----------------------------------|-- ---------------------------|------------------------------|
10|| Class 3-Interest holders unknown | Unknown, but in excess of 0% |      0%                      |
  ||----------------------------------|------------------------------|------------------------------|

  ||                                                                           |
12||      It is important to note that the Debtor has received approximately   |
  ||                                                                           |
13|| $132,500 in connection with its motion seeking Bankruptcy Court approval  |
  ||                                                                           |
14|| to issue Debtor's Certificates of Indebtedness in exchange for such funds.|
  ||                                                                           |
15|| These funds and additional funds not to exceed $310,000 will be used to   |
  ||                                                                           |
16|| satisfy administrative expenses associated with obtaining confirmation of |
  ||                                                                           |
17|| the Plan, the acquisition of Data, facilitating the Plan, and for         |
  ||                                                                           |
18|| working capital.                                                          |
  ||                                                                           |
19||                                                                           |
  ||                                                                           |
20|| C.   Feasibility                                                          |
  ||                                                                           |
21||      Another requirement for confirmation involves the feasibility        |
  ||                                                                           |
22|| of the Plan, which means that confirmation of the Plan                    |
  ||                                                                           |
23|| is not likely to be followed by the liquidation, or the need for          |
  ||                                                                           |
24|| further financial reorganization, of the Debtor or any successor          |
  ||                                                                           |
25|| to the Debtor under the Plan, unless such liquidation or                  |
  ||                                                                           |
26|| reorganization is proposed in the Plan.                                   |
  ||                                                                           |
27||      There are at least two important aspects of a feasibility analysis.  |
  ||                                                                           |
28|| The first aspect considers whether the Debtor will have                   |
  ||                                                                           |
  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -58-                          061320000003 |
enough cash on hand on the Effective Date of the Plan to pay all the Claims and expenses which are entitled to be paid on such date.  The Plan Proponent maintains that this aspect of

feasibility is satisfied as illustrated here:

Cash Debtor will have on hand by Effective Date                $132,500.00(3)

To Pay: Administrative claims                                  $ 20,000.00(4)
To Pay: Statutory costs & charges                               -   450.00
To Pay: Other Plan Payments due                                 -     0
        on Effective Date

Balance after paying these amounts................             $112,050.00

The sources of the cash Debtor will have on hand by the Effective

Date, as shown above are:

          $0                   Cash in DIP Account now

          +0 Additional cash DIP will accumulate from net earnings between now and Effective Date

          +$132,500 Borrowing (currently $132,500, but may be as much as $310,000)

          +0                   Capital Contributions

          +0                   Other

          $132,500   Total

          The second aspect considers whether the Proponent will have enough cash over the life of the Plan to make the required Plan payments.  The Plan provides that Creditors and Interest Holders will receive distributions of Units as defined in the Plan.  The

Plan does not provide for any cash distributions.  As a result,

the Plan distributions to Creditors and Interest Holders will be

----------------------------------------
3/ This amount was raised pursuant to Bankruptcy court approval of Debtor's motion to borrow funds.

4/ Estimated Administrative Cost only. Other administrative fees and expenses are satisfied by the issuance of securities to those claimants.


  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -59-                          061320000003 |
made as soon as practicable after the Effective Date.  The Plan

Provides for no other distributions.

          The Proponent has provided pro forma income statements

and balance sheets for the Reorganized Debtor covering four years from the Effective Date.  This information indicates the expected financial future of the Reorganized Debtor.  Please refer to

Exhibit B for the relevant financial statements.  YOU ARE ADVISED

TO CONSULT WITH YOUR ACCOUNTANT OR FINANCIAL ADVISOR IF YOU HAVE

ANY QUESTIONS PERTAINING TO THESE FINANCIAL STATEMENTS.



                                       VI.

                         EFFECT OF CONFIRMATION OF PLAN

A.        Discharge And Release Of Liability

          Except as otherwise provided in the Plan or in the

Confirmation Order, Confirmation shall operate as a discharge pursuant to Code section 1141(d)(1), effective as of the Effective

Date, of any and all debts or Claims against the Debtor that arose at any time before Confirmation, including but not limited to all principal and interest, whether accrued before, on or after the

Petition Date.  As to every discharged debt and Claim, the

Creditor that held such debt or Claim shall be precluded from asserting against the Debtor or against the Debtor's assets or the

Reorganized Debtor or any assets of the Reorganized Debtor, any or further Claim based upon any document, instrument or act,

omission, transaction or any other activity of any kind or nature that occurred prior to the Confirmation Date, including, without limitation, Claims in the nature of successor liability.  Without


  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -60-                          061320000003 |
limiting the generality of the foregoing, on the Effective Date the Debtor shall be discharged from any debt that arose before

Confirmation and any debt of the kind specified in sections

502(g), 502(h) or 502(i) of the Code to the full extent permitted by section 1141(d)(1)(A) of the Code.  Furthermore, all Claims and

debts against the Debtor which are so discharged may not be

asserted against the Reorganized Debtor under any circumstances unless pursuant to the provisions of the Plan.

          The Order of Confirmation shall operate as an injunction

against the commencement or continuation of any act relating to the collection or enforcement of any Claim governed by the

discharge provisions hereof.


B.        Revesting of Property in the Debtor .

          Except as provided in Section V.E. of the Plan, and except as provided elsewhere in the Plan, the Confirmation of the Plan revests all of the property of the Estate, including all Rights of

Action, in the Reorganized Debtor free and clear of all claims and interests of Creditors.



C.        Modification of Plan .

          The Proponent of the Plan may modify the Plan at any time

before confirmation.  However, the Court may require a new

disclosure statement and/or revoting on the Plan.

          The Proponent of the Plan may also seek to modify the Plan at any time after confirmation only if (1) the Plan has not been

///

  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -61-                          061320000834 |
substantially consummated and (2) the Court authorizes the

proposed modifications after notice and a hearing.



D.        Post-Confirmation Status Report

          Within 120 days of the entry of the order confirming the

Plan, Plan Proponent shall file a status report with the Court explaining what progress has been made toward consummation of the confirmed Plan.  The status report shall be served on the United

States Trustee, the twenty largest unsecured Creditors, and those parties who have requested special notice.  Further status

reports shall be filed every 120 days and served on the same entities.



E.        Post-Confirmation Conversion/Dismissal

          A Creditor or party in interest may bring a motion to

convert or dismiss the case under S. 1112(b), after the Plan is confirmed, if there is a default in performing the Plan.  If the

Court orders the case converted to Chapter 7 after the Plan is confirmed, then all property that had been property of the Chapter

11 estate, and that has not been disbursed pursuant to the Plan,

will revest in the Chapter 7, estate.  The automatic stay will be reimposed upon the revested property, but only to the extent that relief from stay was not previously authorized by the Court during this case.

          The order confirming the Plan may also be revoked under very limited circumstances.  The Court may revoke the order if the order of confirmation was procured by fraud and if a party in

///


  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -62-                          061320000834 |
interest brings an adversary proceeding to revoke confirmation within 180 days after the entry of the order of confirmation.


F.        Final Decree

          Once the estate has been fully administered as referred to in Bankruptcy Rule 3022, the Plan Proponent, or such other party as the Court shall designate in the Plan Confirmation Order,

shall file a motion with the Court to obtain a final decree to close the case.


DATED:   June__, 2000         DIGITAL TECHNOLOGIES MEDIA GROUP,
                                    INC., DEBTOR AND DEBTOR IN
                                    POSSESSION


                                    By:   ____________________________
                                                 ELY JAY MANDELL


Submitted by:

ROBINSON, DIAMANT & BRILL
A Professional Corporation



By:  _______________________________
               MARTIN J. BRILL
    Counsel for Digital Technologies
        Media Group, Inc., Debtor
         and Debtor in Possession













  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -63-                          061320000834 |

                                      VII.

                         DECLARATION OF ELY JAY MANDELL



                I, Ely Jay Mandell, declare as follows:

                1. I am the acting president and secretary of

Digital Technologies Media Group, Inc., the Debtor and Debtor In

Possession ("Debtor").  As such, I am authorized to make this declaration on the Debtor's behalf and have personal knowledge of all facts set forth below.  If called to testify, I could and would competently testify thereto.  A voluntary petition for relief under chapter 11 of Title 11 of the United States Code was filed by the Debtor on January 26, 1999.  The Debtor filed this

Chapter 11 Case to provide it an opportunity to propose and

formulate a reorganization plan.

               2. Counsel for the Debtor, Martin J. Brill and

Robyn B. Sokol, and myself are the individuals responsible for preparing this document.

               3. The Debtor's books and records, the books and

records of Data Net Information Systems, Inc., as well as the business report prepared by Jande International Holdings, LLC for

Digital Technologies Media Group, Inc., are the source of all financial data contained in this document.

                4. All facts and representations in the Plan and

Disclosure Statement are true to the best of my knowledge.

///

///

///

///




  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -64-                          061320000834 |

                5. To the best of my knowledge and belief, no fact

material to a Claimant or Equity Security Holder voting to accept or reject the proposed Plan has been omitted.

                 I declare under penalty of perjury under the laws of

the United States of America that the foregoing is true and

correct and executed this _________ day of February, 2000, at

Westlake Village, California.

                                   _____________________________________
                                                  ELY JAY MANDELL














  ||                                                                           |
  ||RBS/00062745.WPD/DIS/16774.00   -65-                          061320000834 |

                   EXHIBIT A - LIST OF ALL ASSETS

CURRENT ASSETS
a.        Cash on hand (December 2, 1999)                      $0
b.        Accounts receivable                                  $0
c.        Inventories                                          $0

                                                               __________
          TOTAL CURRENT ASSETS                                 $   0

FIXED ASSETS
a.        Office furniture & equipment                         $0
b.        Machinery & equipment                                $0
c.        Automobiles                                          $0
d.        Buildings & Land                                     $0
                                                               __________
          TOTAL FIXED ASSETS                                   $0

OTHER ASSETS
a.        Customer list                                        $0
b.        Other intangibles - "Digicommerce.net"
          and "Digicommerce.com"                               $Unknown
c.        Leasehold interest in server                         $Unknown
d.        Claims against Newberger, JJS, Restaurant
          Teams International, Inc., Curtis
          Swanson and Stanley Swanson                          $Unknown
                                                               __________
          TOTAL OTHER ASSETS                                   $0

DATA ASSETS TO BE ACQUIRED

            Warehouse Inventory(5)
            1mb Readers                                        $1,415,722.00
            2mb Readers
            Readers without cards
            Repair Readers (no cards)
            Loaders
            Loader cards
            1 mb cards
            Computers
            Contracts                                             $39,217.00
            GRAND TOTAL DATA INVENTORY                          1,454,939.00
                                       TOTAL ASSETS:           $1,454,939.00
                                                               =============


----------------------------------------
5/ See Addendum 1 attached to Exhibit "A" for details regarding the inventory items and location of such assets.


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  ||RBS/00062745.WPD/DIS/16774.00   -66-                          061320000834 |

                EXHIBIT B - FINANCIAL STATEMENTS


          Historical financial statements for the three years preceding the Petition Date are not attached as such information is not pertinent as the Debtor will be operating as a completely different entity conducting a different and unrelated business. A projected pro-forma income statement and a pro-forma balance sheet for the Reorganized Debtor are attached hereto collectively as Exhibit "B-1". This information is supplied by Ely Jay Mandell. Additionally, Data projections for the first three years of business operations are attached as Exhibit "B-2".

          Data acquired its assets from (i) the voluntary foreclosure on the assets of DataNet Enterprises, LLC and (ii) the purchase of the assets of Millennium Information Systems. Attached as Exhibit "B-3" are the Balance Sheets and Income Statements for DataNet Enterprises, LLC for the past three years. Also attached as Exhibit "B-4" is a Statement of Loss and Retained Earnings for the year ended October 31, 1998 for Millennium Information Systems, Inc. which is in Canadian dollars. DataNet Enterprises, LLC and Data are two totally different companies. The only similarity is that they are marketing the same product. DataNet Enterprises, LLC had over $3,000,000 in debt and Data has only $740,000 in debt. The operating costs experienced by DataNet Enterprises, LLC have been reduced by Data by over 50% as a result of restructuring of debt into equity and by transferring the call center and computer operations center to Canada to take advantage of the low dollar and very competitive phone rates. The foreclosure on DataNet Enterprises, LLC's assets was voluntary and at the request of Data to insure that Data received clean title to the assets.

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                                     120

           EXHIBIT C - UNEXPIRED LEASES TO BE ASSUMED

================================== -------------------------------- =================================================
             LEASES                         ARREARS/DMGS                            METHODS OF CURE
---------------------------------- -------------------------------- =================================================
*  Description = office             *  Default amt = 0              *  Method of curing default & loss = NA
   sublease                         * Actual pecuniary loss = 0     *  Means of assuring future performance =
                                                                         Jande consents to the assumption of
*  Lessor's name =  Jande                                                this lease and does not require adequate
   International                                                         assurance of future performance

*  Lessee's name =
    Debtor

*  Expiration date =
   January 1, 2000

---------------------------------- -------------------------------- =================================================


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  ||RBS/00062745.WPD/DIS/16774.00                                 061320000834 |

          EXHIBIT D - EXECUTORY CONTRACTS TO BE ASSUMED
================================== ---------------------------------- ===============================================
            CONTRACT                         DEFAULT/DMGS                            METHODS OF CURE
---------------------------------- ---------------------------------- ===============================================
*  Contract description =          *  Default amt = 0                 *  Method of curing default & loss = NA
                                   *  Actual pecuniary loss = 0aimer
Contract providing Debtor                                             *  Means of assuring performance = NA
to Fogdog Sports
sporting goods on
the internet through
a website to be developed
by the Debtor.

*  Contracting parties =
    1.  Fogdog Sports
    2.  Debtor
---------------------------------- ---------------------------------- ===============================================
================================== ---------------------------------- ===============================================
*  Description = server lease      *  Default amt = 0                 *  Method of curing default & loss = NA
                                   *  Actual pecuniary loss = 0       *  Means of assuring future
*  Lessor's name =  Jande                                                 performance =   Jande consents to
    International                                                         the assumption of this lease and does
                                                                          not require adequate assurance of
*  Lessee's name =  Debtor                                                future performance

*  Expiration date =
   January 2000

---------------------------------- ---------------------------------- ===============================================
*  Description =                   *  Default amt = 0                 *  Method of curing default & loss = NA
   equipment lease                 *  Actual pecuniary loss = 0       *  Means of assuring future
                                                                          performance =   Jande consents to
*  Lessor's name =  Jande                                                 the assumption of this lease and does
   International                                                          not require adequate assurance of
                                                                          future performance
*  Lessee's name =  Debtor

*  Expiration date =
   February 1, 2000

---------------------------------- ---------------------------------- ===============================================




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  ||RBS/00062745.WPD/DIS/16774.00                                 061320000834 |

       EXHIBIT E - LIQUIDATION ANALYSIS (AS OF 12/1/99)
                      SUPPORTING VALUATION

CURRENT ASSETS:

CASH ON HAND
a.       Bank of America Acct Number:
         15811 - 29630                               $0
B.       Total Cash                                  $0

ACCOUNTS RECEIVABLE
a.       Accounts receivable                         $0
b.       Less: uncollectible accounts                $0
                                                     _____________
c.       Net Accounts Receivables                    $0

INVENTORIES                                          $0

FIXED ASSETS:

OFFICE FURNITURE, MACHINERY & EQUIPMENT                       $0

TRANSPORTATION EQUIPMENT                                      $0

BUILDINGS, LAND & OTHER REAL PROPERTY                         $0

OTHER ASSETS:                                                 $0

         Leasehold Interests (office
         space and server)                                    $0

         Undeveloped Web sites -
         "Digicommerce.net" and
         "Digicommerce.com"                                   $Unknown
         Claims against Newberger, JJS,
         Restaurant Teams International, Inc.,
         Curtis Swanson and Stanley Swanson                   $Unknown

         TOTAL ASSETS AT LIQUIDATION VALUE                    $0
                                                              ==========


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  ||RBS/00062745.WPD/DIS/16774.00                                 061320000834 |

                             EXHIBIT F - LIST OF ADMINISTRATIVE EXPENSE CLAIMS

===================================================================================================================================
                                                             UNCLASSIFIED CLAIMS: ADMINISTRATIVE CLAIMS
===================================================================================================================================

                                                ===================================================================================
                                                         Amounts (Allowed + Estimated = Total Amount - Paid = Total Due)
                                                ===================================================================================
                                                ================== ===================== ============ ============ ================
           Name                     Code S.      Allowed to date        Estimated        Total Amount    Paid            Total Due
================================ ============== ================== ===================== ============ ============ ================
================================ -------------- ------------------ --------------------- ------------ ------------ ================
Robinson, Diamant & Brill        507(a)(1)                      0         80,000               80,000        0              80,000
================================ -------------- ------------------ --------------------- ------------ ------------ ================
Ely J. Mandell                   507(a)(1)                      0         49,000               49,000        0              49,000
================================ -------------- ------------------ --------------------- ------------ ------------ ================
David A. Kekich                  507(a)(1)                      0         49,000               49,000        0              49,000
================================ -------------- ------------------ --------------------- ------------ ------------ ================
U. S. Trustee fees                                                         250                    250        0                 250
================================ -------------- ------------------ --------------------- ------------ ------------ ================
Court Costs                                                                200                    200        0                 200
=============================================== ================== ===================== ============ ============ ================
TOTAL AMOUNTS                                                0.00       178,450.00         178,450.00                   178,450.00
=============================================== ================== ===================== ============ ============ ================




                               EXHIBIT G - LIST OF PRIORITY UNSECURED CLAIMS

                                                    NONE









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  ||RBS/00062745.WPD/DIS/16774.00                                 061320000834 |

                                EXHIBIT H - LIST OF GENERAL UNSECURED CLAIMS


===================================================================================================================================
                                                                 CLASSIFIED CLAIMS: UNSECURED CLAIMS
===================================================================================================================================
                                                                                    SCHEDULED CLAIMS               FILED CLAIMS
                                                                                ....................... ===========================
  Class                       Name                     Insider      Impaired         Amount      D/C/U*       Amount    Objection
=========== ========================================= =========== ============= ================ ====== =============== ===========
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Joe Ambrozy                                               Yes            $18,250.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Charlene Oswald                                           Yes                  0.00                 62.50
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Completion Corp.                                          Yes                  0.00                770.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Matthais & Berg LLP                                       Yes              1,502.45                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Merrill Lynch                                             Yes                 66.17                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       PKIC Profit Sharing Trust                                 Yes             50,000.00             60,000.00
                                                                                                           (secured)
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Red Tree International                       Yes          Yes              4,000.00              1,400.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Richard Yakatan                                           Yes              6,250.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Rosenbaum Investment Co.                     Yes          Yes              9,000.00              9,000.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Alan L. Rosen, Esq.                                       Yes              1,500.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       B D Brooke & Company                         Yes          Yes            145,000.00            145,000.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Bowne Co.                                                 Yes              1,849.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       C D Management                                            Yes             22,901.27                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Carl Steinfield                                           Yes             50,000.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Charlene Oswald                                           Yes              6,500.00                 62.50
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Completion Corp.                                          Yes                770.00                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       CSC                                                       Yes              1,223.96                  0.00
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       CT Corporation                                            Yes              1,017.30              1,862.40
=========== ----------------------------------------- ----------- ------------- ---------------- ------ --------------- ===========
    2       Gordon Lundene                                                                 0.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Gertrude Key                                              Yes             22,500.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Jay Shapiro, CPA                                          Yes              4,405.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Merill Lynch                                              Yes                  0.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Rosen and Loeb                                            Yes                  0.00              1,862.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Steven Linen                                              Yes             25,000.00              2,500.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Thomas Ward                                               Yes            125,000.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Tom Ford                                                  Yes             25,000.00                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       U.S. Stock Transfer Corp.                                 Yes              3,329.44                  0.00
=========== ----------------------------------------- ----------- ------------- --------------- ------ --------------- ===========
    2       Willian B. Barnett, Esq.                                  Yes              9,674.00                  0.00
=============================================================================== =============== ------ --------------- ===========
                            TOTAL AMOUNT FOR CLASS                                   534,738.59            222,519.40
=============================================================================== ===============        ===============

*  Disputed/contingent/unliquidated